UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22564

GMO Series Trust

(Exact name of the registrant as specified in charter)

40 Rowes Wharf, Boston, MA 02110

(Address of principal executive offices) (Zip Code)

Sheppard N. Burnett, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for services)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/29/20

Date of reporting period: 02/29/20

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the period ended February 29, 2020 are filed herewith.

GMO Series Trust

Annual Report

February 29, 2020

Benchmark-Free Allocation Series Fund

Climate Change Series Fund

Emerging Domestic Opportunities Series Fund

Emerging Markets Series Fund

Global Asset Allocation Series Fund

Global Equity Allocation Series Fund

International Developed Equity Allocation Series Fund

International Equity Allocation Series Fund

Quality Series Fund

Resources Series Fund

SGM Major Markets Series Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, GMO expects that paper copies of each Fund’s annual and semiannual reports to shareholders will no longer be sent by mail, unless you specifically request paper copies of the reports by writing or calling GMO Shareholder Services at the address below or by contacting your financial intermediary, such as a broker or agent. Instead, reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting GMO Shareholder Services or if you own your shares through a financial intermediary, you may contact your financial intermediary.

Beginning January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request to continue to receive paper copies of your shareholder reports or you can follow instructions included with this disclosure. If you invest directly with the Fund, you can contact GMO Shareholder Services at the address or phone number below. Your election to receive reports in paper will apply to all Funds held directly with the Trust.

Shareholder Services at

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf, Boston, Massachusetts 02110

1-617-346-7646 (collect)

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit GMO’s website at www.gmo.com or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT, which is available on the Commission’s website at www.sec.gov. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Series Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Series Trust prospectus can be obtained at www.gmo.com. The GMO Series Trust Statement of Additional Information includes additional information about the Trustees of GMO Series Trust and is available without charge, upon request, by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk, management and operational risk, non-U.S. investment risk, smaller company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Benchmark-Free Allocation Series Fund

(A Series of GMO Series Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes.

Class PS shares of GMO Benchmark-Free Allocation Series Fund returned +0.11% (net) for the fiscal year ended February 29, 2020, as compared with +2.35% for the CPI.

The Fund’s exposure to equities, particularly the bias away from the decently performing U.S. market towards emerging markets, which had negative performance, was a primary driver of the modest performance. Fixed income strategies were additive to performance, with the most notable contribution coming from the TIPS exposure, although Emerging Country Debt, Asset- Backed Securities, and High Yield also added. Within alternative strategies, Fixed Income Absolute Return, Event-Driven, and Put Selling had a positive impact on performance, while Systematic Global Macro and the long EAFE Value versus short S&P 500 position detracted modestly. The long U.S. Small Cap Value versus short S&P 500 position was the biggest individual detractor at total Fund level. The cash and short duration bond holdings had a marginal positive impact on performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

Comparison of Change in Value of a $5,000,000 Investment in

GMO Benchmark-Free Allocation Series Fund Class PS Shares, the Consumer Price Index and the

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index

As of February 29, 2020

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance data shown above for GMO Benchmark-Free Allocation Series Fund (the “Fund”) reflect the performance data of GMO Benchmark-Free Allocation Fund (the “Institutional Fund”) through January 24, 2013 (the commencement date of the Fund), re-stated to reflect the additional fees and expenses of the Fund. Performance data shown above for the Fund is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

The Fund invests substantially all of its assets in shares of the Institutional Fund. Prior to January 1, 2012, the Institutional Fund served as a principal component of a broader GMO real return strategy. Beginning on January 1, 2012, the Institutional Fund has been managed as a standalone investment vehicle.

GMO Benchmark-Free Allocation Series Fund

(A Series of GMO Series Trust)

Investment Concentration Summary

February 29, 2020 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	58.0%
Debt Obligations	28.3
Short-Term Investments	9.6
Investment Funds	3.0
Preferred Stocks	1.1
Swap Contracts	0.4
Futures Contracts	0.4
Purchased Options	0.1
Mutual Funds	0.1
Loan Participations	0.0 ^
Rights/Warrants	0.0 ^
Loan Assignments	0.0 ^
Reverse Repurchase Agreements	(0.0)^
Forward Currency Contracts	(0.1)
Written/Credit Linked Options	(0.3)
Securities Sold Short	(2.8)
Other	2.2

100.0%

Country/Region Summary¤	Debt Obligations as a % of Investments
New Zealand	5.7%
Canada	4.6
Other Emerging	2.8 †
United States	2.1
Other Developed	0.3 ‡
Euro Region	(0.3)#
United Kingdom	(2.5)

12.7%

Country/Region Summary¤	Equity Investments as a % of Investments
United States	12.3%
China	10.7
Other Developed	5.2 ‡
Taiwan	4.4
Japan	4.1
Other Emerging	3.9 †
United Kingdom	3.7
Russia	3.3
South Korea	2.7
France	1.7
Netherlands	1.6
Brazil	1.4
Italy	1.3
Canada	1.2
Spain	1.2
India	1.1

59.8%

&

The table incorporates aggregate indirect asset class exposure resulting from investments in shares of a series of GMO Trust (the “Institutional Fund”) and the series of GMO Trust in which the Institutional Fund invests (collectively referred to as the “underlying funds”), if any. Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments held directly by the Institutional Fund and indirectly through the underlying funds, if any. The table excludes short-term investments, if any. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options, if any. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.
^	Rounds to 0.0%.

GMO Benchmark-Free Allocation Series Fund

(A Series of GMO Series Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2020

Shares	Description	Value ($)

	MUTUAL FUNDS — 98.9%

	Affiliated Issuers — 98.9%
23,642,683	GMO Benchmark-Free Allocation Fund, Class III	603,597,701

	TOTAL MUTUAL FUNDS (Cost $626,998,215)	603,597,701

	TOTAL INVESTMENTS — 98.9% (Cost $626,998,215)	603,597,701
	Other Assets and Liabilities (net) — 1.1%	6,789,294

	TOTAL NET ASSETS — 100.0%	$610,386,995

See accompanying notes to the financial statements.

GMO Climate Change Series Fund

(A Series of GMO Series Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class PS shares of GMO Climate Change Series Fund returned +5.50% (net) for the fiscal year ended February 29, 2020, as compared with +3.89% for the MSCI ACWI.

The Fund’s clean energy exposure contributed to performance. Solar and other clean energy companies performed well during the year. SolarEdge Technologies Inc. and Renewable Energy Group Inc. were among the largest contributors.

The Fund’s copper exposure negatively impacted performance. Copper prices declined approximately 14% during the year. Freeport-McMoRan, Inc. was among the largest detractors.

The Fund’s agriculture exposure negatively impacted performance. In particular, the Fund’s agricultural productivity exposure detracted. The Mosaic Company, one of the world’s largest suppliers of phosphate and potash, was among the worst performers.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

Comparison of Change in Value of a $5,000,000 Investment in

GMO Climate Change Series Fund Class PS Shares and the MSCI ACWI

As of February 29, 2020

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance data shown above for GMO Climate Change Series Fund (the “Fund”) reflect the performance data of GMO Climate Change Fund (the “Institutional Fund”) through November 16, 2018 (the commencement date of the Fund), re-stated to reflect the additional fees and expenses of the Fund. Performance data shown above for the Fund is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

The Fund invests substantially all of its assets in shares of the Institutional Fund.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Climate Change Series Fund

(A Series of GMO Series Trust)

Investment Concentration Summary

February 29, 2020 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	95.9%
Mutual Funds	7.3
Preferred Stocks	3.0
Other	(6.2)

100.0%

Country/Region Summary¤	% of Investments
United States	42.4%
Japan	8.7
France	8.1
Russia	4.3
Other Emerging	3.7 †
United Kingdom	3.2
China	3.1
Canada	3.1
Spain	3.1
Italy	2.9
Denmark	2.9
Chile	2.8
Mexico	2.4
Germany	2.1
Other Developed	2.0 ‡
Norway	1.8
Switzerland	1.2
Israel	1.1
Australia	1.1

100.0%

Industry Group Summary	% of Equity Investments#
Clean Energy	41.4%
Energy Efficiency	21.2
Agriculture	15.1
Copper	8.7
Electric Grid	6.8
Water	6.8

100.0%

&

The table incorporates aggregate indirect asset class exposure resulting from investments in shares of a series of GMO Trust (the “Institutional Fund”) and the series of GMO Trust in which the Institutional Fund invests (collectively referred to as the “underlying funds”), if any. Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments held directly by the Institutional Fund and indirectly through the underlying funds, if any. The table excludes short-term investments, if any. The table excludes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
#

Equity investments refers to those held directly by the Institutional Fund. These may consist of common stocks and other stock related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments of the Institutional Fund.

GMO Climate Change Series Fund

(A Series of GMO Series Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2020

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.2%

	Affiliated Issuers — 100.2%
537,312	GMO Climate Change Fund, Class III	12,014,304

	TOTAL MUTUAL FUNDS (Cost $11,712,020)	12,014,304

	TOTAL INVESTMENTS — 100.2% (Cost $11,712,020)	12,014,304
	Other Assets and Liabilities (net) — (0.2%)	(28,484)

	TOTAL NET ASSETS — 100.0%	$11,985,820

See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Series Fund

(A Series of GMO Series Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Equity team at Grantham, Mayo, Van Otterloo & Co. LLC and GMO Singapore Pte. Limited.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the MSCI Emerging Markets Index is included for comparative purposes.

Class PS shares of GMO Emerging Domestic Opportunities Series Fund returned +2.41% (net) for the fiscal year ended February 29, 2020, as compared with -1.88% for the MSCI Emerging Markets Index.

Country-sector allocation contributed to the Fund’s relative returns for the fiscal year. The Fund’s overweight in Indian Financials and underweight in South Africa Financials helped relative performance.

Stock selection detracted from the Fund’s relative returns for the fiscal year. The Fund’s stock selection in India Industrials and China Consumer Discretionary hurt relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

Comparison of Change in Value of a $5,000,000 Investment in

GMO Emerging Domestic Opportunities Series Fund Class PS Shares and the

MSCI Emerging Markets Index

As of February 29, 2020

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance data shown above for GMO Emerging Domestic Opportunities Series Fund (the “Fund”) reflect the performance data of GMO Emerging Domestic Opportunities Fund (the “Institutional Fund”) through February 1, 2019 (the commencement date of the Fund), re-stated to reflect the additional fees and expenses of the Fund. Performance data shown above for the Fund is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

The Fund invests substantially all of its assets in shares of the Institutional Fund.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Emerging Domestic Opportunities Series Fund

(A Series of GMO Series Trust)

Investment Concentration Summary

February 29, 2020 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	79.0%
Investment Funds	12.1
Mutual Funds	2.0
Preferred Stocks	1.9
Debt Obligations	1.0
Short-Term Investments	0.6
Futures Contracts	0.1
Swap Contracts	0.1
Forward Currency Contracts	(0.0	)^
Other	3.2

	100.0%

Country/Region Summary¤	% of Investments
China	35.7%
Taiwan	10.7
India	8.9
United States	8.5	*
South Korea	7.5
Brazil	4.8
Russia	4.7
Indonesia	3.5
Thailand	3.0
Switzerland	2.5
Philippines	2.2
Vietnam	2.1
Mexico	2.0
Hong Kong	1.0
South Africa	1.0
Turkey	1.0
Chile	0.4
Poland	0.2
United Kingdom	0.1	*
Peru	0.1
Belgium	0.1
Hungary	0.0	^

	100.0%

Industry Group Summary	% of Equity Investments#
Banks	24.3%
Media & Entertainment	12.3
Retailing	12.2
Technology Hardware & Equipment	10.2
Semiconductors & Semiconductor Equipment	7.8
Food, Beverage & Tobacco	6.4
Insurance	4.4
Diversified Financials	3.8
Consumer Services	3.3
Consumer Durables & Apparel	2.1
Food & Staples Retailing	2.1
Real Estate	1.9
Materials	1.9
Transportation	1.8
Capital Goods	1.5
Household & Personal Products	1.5
Telecommunication Services	0.8
Health Care Equipment & Services	0.7
Energy	0.5
Commercial & Professional Services	0.3
Utilities	0.2

100.0%

&

The table incorporates aggregate indirect asset class exposure resulting from investments in shares of a series of GMO Trust (the “Institutional Fund”) and the series of GMO Trust in which the Institutional Fund invests (collectively referred to as the “underlying funds”), if any. Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments held directly by the Institutional Fund and indirectly through the underlying funds, if any. The table excludes short-term investments, if any. The table excludes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

*	Includes companies that derive more than 50% of their revenues or profits from emerging markets.
#

Equity investments refers to those held directly by the Institutional Fund. These may consist of common stocks and other stock related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments of the Institutional Fund.

^	Rounds to 0.0%.

GMO Emerging Domestic Opportunities Series Fund

(A Series of GMO Series Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2020

Shares	Description	Value ($)

	MUTUAL FUNDS — 99.0%

	Affiliated Issuers — 99.0%
237,628	GMO Emerging Domestic Opportunities Fund, Class III	5,021,072

	TOTAL MUTUAL FUNDS (Cost $5,202,540)	5,021,072

	TOTAL INVESTMENTS — 99.0% (Cost $5,202,540)	5,021,072
	Other Assets and Liabilities (net) — 1.0%	51,732

	TOTAL NET ASSETS — 100.0%	$5,072,804

See accompanying notes to the financial statements.

GMO Emerging Markets Series Fund

(A Series of GMO Series Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Equity team at Grantham, Mayo, Van Otterloo & Co. LLC and GMO Singapore Pte. Limited.

Management Discussion and Analysis of Fund Performance

Class PS shares of GMO Emerging Markets Series Fund returned -0.33% (net) for the fiscal year ended February 29, 2020, as compared with -1.88% for the MSCI Emerging Markets Index.

Country allocation contributed to the Fund’s relative returns for the fiscal year. In particular, the Fund’s overweight positions in Russia Energy and Taiwan Information Technology added to relative performance.

Stock selection detracted from the Fund’s relative returns for the fiscal year. Fund stock selection in Taiwan Information Technology and Indian Industrials hurt relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

Comparison of Change in Value of a $5,000,000 Investment in

GMO Emerging Markets Series Fund Class PS Shares, the MSCI Emerging Markets Index and

the S&P/IFCI Composite Index

As of February 29, 2020

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance data shown above for GMO Emerging Markets Series Fund (the “Fund”) reflect the performance data of GMO Emerging Countries Fund (the “Institutional Fund”) through May 2, 2014 (the commencement date of the Fund), re-stated to reflect the additional fees and expenses of the Fund. Performance data shown above for the Fund is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

The Fund invests substantially all of its assets in shares of the Institutional Fund.

For S&P disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Emerging Markets Series Fund

(A Series of GMO Series Trust)

Investment Concentration Summary

February 29, 2020 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	89.9%
Preferred Stocks	3.9
Investment Funds	2.7
Short-Term Investments	1.2
Debt Obligations	0.8
Swaps Contracts	0.0	^
Rights/Warrants	0.0	^
Futures Contracts	(0.2)
Other	1.7

	100.0%

Country/Region Summary¤	% of Investments
China	41.8%
Taiwan	17.6
Russia	15.8
United States	5.7	*
South Korea	4.3
Poland	3.8
India	2.2
South Africa	1.5
Turkey	1.2
Mexico	1.1
Thailand	0.9
Qatar	0.7
United Kingdom	0.7	*
Pakistan	0.6
Kuwait	0.6
Indonesia	0.5
United Arab Emirates	0.3
Philippines	0.2
Argentina	0.2
Vietnam	0.1
Chile	0.1
Colombia	0.1
Sri Lanka	0.0	^

	100.0%

Industry Group Summary	% of Equity Investments#
Banks	18.7%
Energy	13.6
Technology Hardware & Equipment	13.2
Materials	9.3
Real Estate	8.6
Insurance	7.1
Semiconductors & Semiconductor Equipment	5.9
Retailing	5.7
Capital Goods	3.5
Utilities	2.9
Consumer Durables & Apparel	2.5
Automobiles & Components	2.3
Diversified Financials	1.6
Media & Entertainment	1.2
Food, Beverage & Tobacco	1.0
Household & Personal Products	0.9
Transportation	0.8
Telecommunication Services	0.7
Consumer Services	0.2
Software & Services	0.2
Pharmaceuticals, Biotechnology & Life Sciences	0.1
Commercial & Professional Services	0.0	^
Health Care Equipment & Services	0.0	^

	100.0%

&

The table incorporates aggregate indirect asset class exposure resulting from investments in shares of a series of GMO Trust (the “Institutional Fund”) and the series of GMO Trust in which the Institutional Fund invests (collectively referred to as the “underlying funds”), if any. Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments held directly by the Institutional Fund and indirectly through the underlying funds, if any. The table excludes short-term investments, if any. The table excludes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

*	Includes companies that derive more than 50% of their revenues or profits from emerging markets.
#

Equity investments refers to those held directly by the Institutional Fund. These may consist of common stocks and other stock related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments of the Institutional Fund.

^	Rounds to 0.0%.

GMO Emerging Markets Series Fund

(A Series of GMO Series Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2020

Shares	Description	Value ($)

	MUTUAL FUNDS — 98.6%

	Affiliated Issuers — 98.6%
797,332	GMO Emerging Markets Fund, Class III	24,589,714

	TOTAL MUTUAL FUNDS (Cost $26,709,156)	24,589,714

	TOTAL INVESTMENTS — 98.6% (Cost $26,709,156)	24,589,714
	Other Assets and Liabilities (net) — 1.4%	353,927

	TOTAL NET ASSETS — 100.0%	$24,943,641

See accompanying notes to the financial statements.

GMO Global Asset Allocation Series Fund

(A Series of GMO Series Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class PS shares of GMO Global Asset Allocation Series Fund returned +4.00% (net) for the fiscal year ended February 29, 2020, as compared with +6.88% for the Fund’s benchmark, the GMO Global Asset Allocation Index (65% MSCI All Country World Index (“ACWI”) and 35% Bloomberg Barclays U.S. Aggregate Index).

The Fund’s underweight in equities, compared to the benchmark, had a small positive impact on performance but, unfortunately, this was more than offset by the bias away from the decently performing U.S. market towards emerging markets, which had negative performance. Despite it being a challenging environment for a valuation-driven approach to investing, stock selection was strong in emerging markets and developed ex-U.S. markets. In emerging markets, an overweight position in Russia was helpful for much of 2019 and the Fund also benefited from an overweight to Taiwan. Strong selection in developed ex-U.S. equities was driven by an excellent performance in the U.K., which was led by a recovery in the Fund’s holdings in house builders when the Brexit impasse ended.

The Fund’s exposure to alternative strategies detracted from relative performance, as they did not manage to keep up with the return generated by the Fund’s benchmark. The underweighting to fixed income was detrimental to performance as the asset class did extremely well, and performance within fixed income had little compensatory impact. The Fund’s exposure to cash/cash plus detracted modestly from relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

Comparison of Change in Value of a $5,000,000 Investment in

GMO Global Asset Allocation Series Fund Class PS Shares, the GMO Global Asset Allocation Index, the

MSCI ACWI and the Bloomberg Barclays U.S. Aggregate Index

As of February 29, 2020

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance data shown above for GMO Global Asset Allocation Series Fund (the “Fund”) reflect the performance data of GMO Global Asset Allocation Fund (the “Institutional Fund”) through July 31, 2012 (the commencement date of the Fund), re-stated to reflect the additional fees and expenses of the Fund. Performance data shown above for the Fund is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

The Fund invests substantially all of its assets in shares of the Institutional Fund.
*	The GMO Global Asset Allocation Index is comprised of 65% MSCI ACWI (All CountryWorld Index) and 35% Bloomberg Barclays U.S. Aggregate Index.
MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Global Asset Allocation Series Fund

(A Series of GMO Series Trust)

Investment Concentration Summary

February 29, 2020 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	53.7%
Debt Obligations	26.8
Short-Term Investments	8.8
Mutual Funds	8.0
Investment Funds	2.1
Preferred Stocks	0.8
Swap Contracts	0.4
Futures Contracts	0.1
Purchased Options	0.1
Loan Participations	0.0 ^
Rights/Warrants	0.0 ^
Loan Assignments	0.0 ^
Forward Currency Contracts	(0.1)
Written/Credit Linked Options	(0.5)
Securities Sold Short	(1.0)
Other	0.8

100.0%

Country/Region Summary¤	Debt Obligations as a % of Investments
United States	11.4%
Canada	6.1
Other Emerging	4.0 †
Other Developed	0.1 ‡
Euro Region	(0.4)#

21.2%

Country/Region Summary¤	Equity Investments as a % of Investments
United States	17.9%
China	8.2
Japan	5.0
United Kingdom	4.8
Other Emerging	4.0 †
Taiwan	3.8
Other Developed	3.8 ‡
Russia	3.2
France	2.2
Netherlands	1.7
Switzerland	1.5
Spain	1.4
Italy	1.4
Germany	1.3
Singapore	1.2

61.4%

&

The table incorporates aggregate indirect asset class exposure resulting from investments in shares of a series of GMO Trust (the “Institutional Fund”) and the series of GMO Trust in which the Institutional Fund invests (collectively referred to as the “underlying funds”), if any. Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments held directly by the Institutional Fund and indirectly through the underlying funds, if any. The table excludes short-term investments, if any. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options, if any. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.
^	Rounds to 0.0%.

GMO Global Asset Allocation Series Fund

(A Series of GMO Series Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2020

Shares	Description	Value ($)

	MUTUAL FUNDS — 99.0%

	Affiliated Issuers — 99.0%
5,175,213	GMO Global Asset Allocation Fund, Class III	163,019,214

	TOTAL MUTUAL FUNDS (Cost $171,955,009)	163,019,214

	TOTAL INVESTMENTS — 99.0% (Cost $171,955,009)	163,019,214
	Other Assets and Liabilities (net) — 1.0%	1,683,543

	TOTAL NET ASSETS — 100.0%	$164,702,757

See accompanying notes to the financial statements.

GMO Global Equity Allocation Series Fund

(A Series of GMO Series Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class R6 shares of GMO Global Equity Allocation Series Fund returned +2.29% (net) for the fiscal year ended February 29, 2020, as compared with +3.89% for the Fund’s benchmark, the MSCI All Country World Index (“ACWI”).

The Fund’s underweight to the U.S. market and overweight to emerging markets were the largest detractors from performance relative to the benchmark. Despite it being a challenging environment for a valuation-driven approach to investing, stock selection was strong in emerging markets and developed ex-U.S. markets. In emerging markets, an overweight position in Russia was helpful for much of 2019 and the Fund also benefited from an overweight to Taiwan. Strong selection in developed ex-U.S. equities was driven by an excellent performance in the U.K., which was led by a recovery in the Fund’s holdings in house builders when the Brexit impasse ended.

Stock selection within the U.S. proved challenging, and this was primarily due to an explicit allocation to small cap value stocks, which performed very poorly compared to the broad U.S. market at the start of 2020.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

Comparison of Change in Value of a $5,000,000 Investment in

GMO Global Equity Allocation Series Fund Class R6 Shares and the MSCI ACWI

As of February 29, 2020

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance data shown above for GMO Global Equity Allocation Series Fund (the “Fund”) reflect the performance data of GMO Global Equity Allocation Fund (the “Institutional Fund”) through September 4, 2012 (the commencement date of the Fund), re-stated to reflect the additional fees and expenses of the Fund. Performance data shown above for the Fund is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

The Fund invests substantially all of its assets in shares of the Institutional Fund.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Global Equity Allocation Series Fund

(A Series of GMO Series Trust)

Investment Concentration Summary

February 29, 2020 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	84.7%
Mutual Funds	9.3
Short-Term Investments	2.0
Preferred Stocks	1.1
Investment Funds	0.7
Debt Obligations	0.4
Swap Contracts	0.0 ^
Rights/Warrants	0.0 ^
Futures Contracts	(0.2)
Other	2.0

100.0%

Country/Region Summary¤	% of Investments
United States	27.9%
China	11.9
United Kingdom	8.9
Japan	8.8
Taiwan	5.8
Russia	4.5
France	4.0
Other Emerging	3.5 †
Switzerland	3.4
Netherlands	2.7
Germany	2.6
Spain	2.5
Italy	2.3
Other Developed	2.2 ‡
Singapore	2.0
Sweden	1.7
Australia	1.5
Korea	1.4
Portugal	1.3
Poland	1.1

100.0%

&

The table incorporates aggregate indirect asset class exposure resulting from investments in shares of a series of GMO Trust (the “Institutional Fund”) and the series of GMO Trust in which the Institutional Fund invests (collectively referred to as the “underlying funds”), if any. Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments held directly by the Institutional Fund and indirectly through the underlying funds, if any. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
^	Rounds to 0.0%.

GMO Global Equity Allocation Series Fund

(A Series of GMO Series Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2020

Shares	Description	Value ($)

	MUTUAL FUNDS — 98.6%

	Affiliated Issuers — 98.6%
228,744	GMO Global Equity Allocation Fund, Class III	5,574,493

	TOTAL MUTUAL FUNDS (Cost $5,268,306)	5,574,493

	TOTAL INVESTMENTS — 98.6% (Cost $5,268,306)	5,574,493
	Other Assets and Liabilities (net) — 1.4%	77,138

	TOTAL NET ASSETS — 100.0%	$5,651,631

See accompanying notes to the financial statements.

GMO International Developed Equity Allocation Series Fund

(A Series of GMO Series Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class R6 shares of GMO International Developed Equity Allocation Series Fund returned +1.98% (net) for the fiscal period ended February 29, 2020, as compared with -0.57% for the MSCI EAFE Index.

The Fund’s decision to hold a broadly 10% position in emerging markets detracted from performance relative to the benchmark as the MSCI Emerging Markets Index returned -1.9%. Despite it being a challenging environment for a valuation-driven approach to investing, stock selection was strong in both emerging markets and developed ex-U.S. markets. In emerging markets, an overweight position in Russia was helpful for much of 2019 and the Fund also benefited from an overweight to Taiwan. Strong selection in developed ex-U.S. equities was driven by an excellent performance in the U.K., which was led by a recovery in our holdings in house builders when the Brexit impasse ended.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

Comparison of Change in Value of a $5,000,000 Investment in

GMO International Developed Equity Allocation Series Fund Class R6 Shares and the MSCI EAFE Index

As of February 29, 2020

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance data shown above for GMO International Developed Equity Allocation Series Fund (the “Fund”) reflect the performance data of GMO International Developed Equity Allocation Fund (the “Institutional Fund”) through January 12, 2015 (the commencement date of the Fund), re-stated to reflect the additional fees and expenses of the Fund. Performance data shown above for the Fund is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

The Fund invests substantially all of its assets in shares of the Institutional Fund.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Developed Equity Allocation Series Fund

(A Series of GMO Series Trust)

Investment Concentration Summary

February 29, 2020 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	93.8%
Short-Term Investments	3.5
Preferred Stocks	0.4
Investment Funds	0.3
Debt Obligations	0.1
Swap Contracts	0.0 ^
Rights/Warrants	0.0 ^
Futures Contracts	(0.3)
Other	2.2

100.0%

Country/Region Summary¤	% of Investments
Japan	18.7%
United Kingdom	17.5
France	8.7
Netherlands	5.8
Switzerland	5.6
Spain	5.4
Italy	4.9
Germany	4.8
China	4.4
Singapore	3.8
Sweden	3.7
Australia	3.1
Portugal	2.9
Other Emerging	2.2 †
Hong Kong	2.0
Taiwan	2.0
Norway	1.8
Russia	1.7
Other Developed	1.0 ‡

100.0%

&

The table incorporates aggregate indirect asset class exposure resulting from investments in shares of a series of GMO Trust (the “Institutional Fund”) and the series of GMO Trust in which the Institutional Fund invests (collectively referred to as the “underlying funds”), if any. Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments held directly by the Institutional Fund and indirectly through the underlying funds, if any. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
^	Rounds to 0.0%.

GMO International Developed Equity Allocation Series Fund

(A Series of GMO Series Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2020

Shares	Description	Value ($)

	MUTUAL FUNDS — 98.8%

	Affiliated Issuers — 98.8%
706,492	GMO International Developed Equity Allocation Fund, Class III	10,258,259

	TOTAL MUTUAL FUNDS (Cost $10,556,151)	10,258,259

	TOTAL INVESTMENTS — 98.8% (Cost $10,556,151)	10,258,259
	Other Assets and Liabilities (net) — 1.2%	127,408

	TOTAL NET ASSETS — 100.0%	$10,385,667

See accompanying notes to the financial statements.

GMO International Equity Allocation Series Fund

(A Series of GMO Series Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class R6 shares of GMO International Equity Allocation Series Fund returned +1.44% (net) for the fiscal year ended February 29, 2020, as compared with -0.69% for the MSCI ACWI ex USA.

The Fund’s overweight to emerging markets detracted from performance relative to the benchmark as the MSCI Emerging Markets Index returned -1.88% while MSCI World ex USA returned -0.39%. Despite it being a challenging environment for a valuation-driven approach to investing, stock selection was strong in both emerging markets and developed ex-U.S. markets. In emerging markets, an overweight position in Russia was helpful for much of 2019 and the Fund also benefited from an overweight to Taiwan. Strong selection in developed ex-U.S. equities was driven by an excellent performance in the U.K., which was led by a recovery in the Fund’s holdings in house builders when the Brexit impasse ended.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

Comparison of Change in Value of a $5,000,000 Investment in

GMO International Equity Allocation Series Fund Class R6 Shares and the MSCI ACWI ex USA

As of February 29, 2020

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance data shown above for GMO International Equity Allocation Series Fund (the “Fund”) reflect the performance data of GMO International Equity Allocation Fund (the “Institutional Fund”) through March 30, 2012 (the commencement date of the Fund), re-stated to reflect the additional fees and expenses of the Fund. Performance data shown above for the Fund is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

The Fund invests substantially all of its assets in shares of the Institutional Fund.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Equity Allocation Series Fund

(A Series of GMO Series Trust)

Investment Concentration Summary

February 29, 2020 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	93.3%
Short-Term Investments	2.9
Preferred Stocks	1.4
Investment Funds	1.0
Debt Obligations	0.3
Swap Contracts	0.0 ^
Rights/Warrants	0.0 ^
Futures Contracts	(0.3)
Other	1.4

100.0%

Country/Region Summary¤	% of Investments
China	15.2%
Japan	13.5
United Kingdom	12.7
Taiwan	6.9
France	6.2
Russia	5.7
Other Emerging	4.5 †
Netherlands	4.1
Switzerland	4.0
Spain	3.9
Italy	3.5
Germany	3.4
Singapore	3.0
Sweden	2.6
Australia	2.2
Portugal	2.0
Korea	1.8
Hong Kong	1.4
Poland	1.4
Norway	1.3
Other Developed	0.7 ‡

100.0%

&

The table incorporates aggregate indirect asset class exposure resulting from investments in shares of a series of GMO Trust (the “Institutional Fund”) and the series of GMO Trust in which the Institutional Fund invests (collectively referred to as the “underlying funds”), if any. Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments held directly by the Institutional Fund and indirectly through the underlying funds, if any. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
^	Rounds to 0.0%.

GMO International Equity Allocation Series Fund

(A Series of GMO Series Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2020

Shares	Description	Value ($)

	MUTUAL FUNDS — 99.4%

	Affiliated Issuers — 99.4%
379,206	GMO International Equity Allocation Fund, Class III	10,409,210

	TOTAL MUTUAL FUNDS (Cost $13,028,430)	10,409,210

	TOTAL INVESTMENTS — 99.4% (Cost $13,028,430)	10,409,210
	Other Assets and Liabilities (net) — 0.6%	64,615

	TOTAL NET ASSETS — 100.0%	$10,473,825

See accompanying notes to the financial statements.

GMO Quality Series Fund

(A Series of GMO Series Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes.

Class PS shares of GMO Quality Series Fund returned +10.63% (net) for the fiscal year ended February 29, 2020, as compared with +8.19% for the S&P 500 Index.

Relative to the S&P 500, sector allocation contributed to returns this period. The Information Technology (overweight) and Energy (underweight) allocations made the largest positive impact while Health Care (overweight) and Utilities (underweight) detracted.

Security selection within sectors detracted from relative returns. Selection results in Health Care and Communication Services made the largest positive impact while Information Technology and Financials reduced returns. Sector allocation mattered more than stock selection.

The allocation to non-U.S. stocks added value.

Overweight positions in Taiwan Semiconductor, Microsoft, and Apple were significant single-stock contributors. Positions in 3M, Cognizant, and Wells Fargo detracted from returns.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

Comparison of Change in Value of a $5,000,000 Investment in

GMO Quality Series Fund Class PS Shares and the S&P 500 Index

As of February 29, 2020

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance data shown above for GMO Quality Series Fund (the “Fund”) reflect the performance data of GMO Quality Fund (the “Institutional Fund”) through January 4, 2018 (the commencement date of the Fund), re-stated to reflect the additional fees and expenses of the Fund. Performance data shown above for the Fund is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

The Fund invests substantially all of its assets in shares of the Institutional Fund.
For S&P disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

GMO Quality Series Fund

(A Series of GMO Series Trust)

Investment Concentration Summary

February 29, 2020 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.1%
Debt Obligations	1.3
Mutual Funds	0.3
Short-Term Investments	0.1
Other	1.2

100.0%

Country/Region Summary¤	% of Investments
United States	84.3%
Switzerland	5.8
United Kingdom	4.3
Taiwan	3.0
Germany	2.6

100.0%

Industry Group Summary	% of Equity Investments#
Software & Services	19.5%
Health Care Equipment & Services	14.8
Pharmaceuticals, Biotechnology & Life Sciences	13.1
Media & Entertainment	8.3
Food, Beverage & Tobacco	7.8
Technology Hardware & Equipment	6.8
Capital Goods	6.2
Banks	6.1
Semiconductors & Semiconductor Equipment	5.7
Household & Personal Products	3.3
Retailing	3.1
Diversified Financials	2.4
Consumer Services	1.0
Food & Staples Retailing	1.0
Transportation	0.9

100.0%

&

The table incorporates aggregate indirect asset class exposure resulting from investments in shares of a series of GMO Trust (the “Institutional Fund”) and the series of GMO Trust in which the Institutional Fund invests (collectively referred to as the “underlying funds”), if any. Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments held directly by the Institutional Fund and indirectly through the underlying funds, if any. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

#

Equity investments refers to those held directly by the Institutional Fund. These may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments of the Institutional Fund.

GMO Quality Series Fund

(A Series of GMO Series Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2020

Shares	Description	Value ($)

	MUTUAL FUNDS — 99.2%

	Affiliated Issuers — 99.2%
4,603,520	GMO Quality Fund, Class III	104,822,140

	TOTAL MUTUAL FUNDS (Cost $109,357,673)	104,822,140

	TOTAL INVESTMENTS — 99.2% (Cost $109,357,673)	104,822,140
	Other Assets and Liabilities (net) — 0.8%	887,455

	TOTAL NET ASSETS — 100.0%	$105,709,595

See accompanying notes to the financial statements.

GMO Resources Series Fund

(A Series of GMO Series Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the MSCI ACWI Commodity Producers Index is included for comparative purposes.

Class PS shares of GMO Resources Series Fund returned -8.09% (net) for the fiscal year ended February 29, 2020, as compared with -20.24% for the MSCI ACWI Commodity Producers Index.

The Fund’s underweight to Energy provided positive allocation and selection impacts, resulting in a positive net impact. Both clean energy and fossil fuels contributed to performance. SolarEdge Technology Inc. and Renewable Energy Group Inc. were among the largest contributors.

The Fund’s overweight to industrial metals provided positive allocation and muted, yet positive, selection impacts. In particular, the diversified metals & mining exposure contributed, as Norilsk Nickel was among the largest contributors.

The Fund’s overweight to agriculture provided positive allocation and negative selection impacts, resulting in a slightly positive net impact. The Fund’s farming exposure contributed, while agricultural productivity detracted. The Mosaic Company was among the largest detractors.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

Comparison of Change in Value of a $5,000,000 Investment in

GMO Resources Series Fund Class PS Shares and the MSCI ACWI Commodity Producers Index

As of February 29, 2020

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance data shown above for GMO Resources Series Fund (the “Fund”) reflect the performance data of GMO Resources Fund (the “Institutional Fund”) through February 1, 2018 (the commencement date of the Fund), re-stated to reflect the additional fees and expenses of the Fund. Performance data shown above for the Fund is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

The Fund invests substantially all of its assets in shares of the Institutional Fund.
MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Resources Series Fund

(A Series of GMO Series Trust)

Investment Concentration Summary

February 29, 2020 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	88.7%
Preferred Stocks	8.5
Short-Term Investments	2.7
Mutual Funds	0.4
Rights/Warrants	0.0 ^
Other	(0.3)

100.0%

Country/Region Summary¤	% of Investments
United States	25.8%
Russia	14.8
United Kingdom	11.6
Brazil	5.5
Other Emerging	4.4 †
China	3.6
Japan	3.6
France	3.2
Norway	3.2
Chile	3.0
Mexico	2.9
Canada	2.7
Australia	2.4
Israel	2.2
Thailand	1.9
Other Developed	1.9 ‡
India	1.8
Denmark	1.7
Sweden	1.4
Spain	1.2
Argentina	1.2

100.0%

Industry Group Summary	% of Equity Investments#
Industrial Metals	41.8%
Energy	39.1
Agriculture	15.0
Water	3.8
Clean Energy	0.3

100.0%

&

The table incorporates aggregate indirect asset class exposure resulting from investments in shares of a series of GMO Trust (the “Institutional Fund”) and the series of GMO Trust in which the Institutional Fund invests (collectively referred to as the “underlying funds”), if any. Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments held directly by the Institutional Fund and indirectly through the underlying funds, if any. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.
†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
#

Equity investments refers to those held directly by the Institutional Fund. These may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments of the Institutional Fund.

^	Rounds to 0.0%.

GMO Resources Series Fund

(A Series of GMO Series Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2020

Shares	Description	Value ($)

	MUTUAL FUNDS — 99.2%

	Affiliated Issuers — 99.2%
8,076,093	GMO Resources Fund, Class III	146,258,044

	TOTAL MUTUAL FUNDS (Cost $162,805,484)	146,258,044

	TOTAL INVESTMENTS — 99.2% (Cost $162,805,484)	146,258,044
	Other Assets and Liabilities (net) — 0.8%	1,111,469

	TOTAL NET ASSETS — 100.0%	$147,369,513

See accompanying notes to the financial statements.

GMO SGM Major Markets Series Fund

(A Series of GMO Series Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Global Macro team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class PS shares of GMO SGM Major Markets Series Fund returned -1.83% (net) for the fiscal year ended February 29, 2020, as compared with +2.12% for the FTSE 3-Month Treasury Bill Index.

The Fund added value from currency positions while equity, bond, and commodity positions detracted value. Currencies were the major positive contributors through the period, with a short in the euro (relative to the U.S. dollar) contributing strongly. Bonds, held net short on valuation grounds, detracted as yields declined towards historic lows which hurt performance. A long position in U.S. Treasuries established during the period added value.

Equities were the major detractor over the course of the fiscal year. The portfolio had maintained a short U.S. equity position, offset mainly by a long position in emerging markets, throughout the period. This positioning proved a drag on performance as despite exceptionally high valuations; U.S exceptionalism continued and the market outperformed others on a relative basis. These losses were partially offset into February 2020 as negative beta positions in equities assisted. Commodities detracted over the period, as short positions in precious metals lost more value than a short in energy added.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

Comparison of Change in Value of a $5,000,000 Investment in

GMO SGM Major Markets Series Fund Class PS Shares, the FTSE 3-Month Treasury Bill Index +++ and the FTSE 3-Month Treasury Bill Index

As of February 29, 2020

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance data shown above for GMO SGM Major Markets Series Fund (the “Fund”) reflect the performance data of GMO SGM Major Markets Fund (the “Institutional Fund”) through January 7, 2019 (the commencement date of the Fund), re-stated to reflect the additional fees and expenses of the Fund. Performance data shown above for the Fund is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

The Fund invests substantially all of its assets in shares of the Institutional Fund.
*

The FTSE 3-Month Treasury Bill Index +++ is a composite benchmark computed by GMO and comprised of 50% Bloomberg Commodity Total Return Index (formerly the Dow Jones-UBS Commodity Index) and 50% J.P. Morgan U.S. 3 Month Cash Index through October 3, 2011 and the FTSE 3-Month Treasury Bill Index thereafter.

GMO SGM Major Markets Series Fund

(A Series of GMO Series Trust)

Investment Concentration Summary

February 29, 2020 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	74.3%
Short-Term Investments	26.0
Futures Contracts	1.6 #
Forward Currency Contracts	(0.3)
Other	(1.6)

100.0%

&

The table incorporates aggregate indirect asset class exposure resulting from investments in shares of a series of GMO Trust (the “Institutional Fund”) and the series of GMO Trust in which the Institutional Fund invests (collectively referred to as the “underlying funds”), if any. Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

#	Some or all is comprised of commodity exposure. See the Institutional Fund’s Schedule of Investments.

GMO SGM Major Markets Series Fund

(A Series of GMO Series Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2020

Shares	Description	Value ($)

	MUTUAL FUNDS — 98.8%

	Affiliated Issuers — 98.8%
5,747	GMO SGM Major Markets Fund, Class III	178,904

	TOTAL MUTUAL FUNDS (Cost $184,440)	178,904

	TOTAL INVESTMENTS — 98.8% (Cost $184,440)	178,904
	Other Assets and Liabilities (net) — 1.2%	2,176

	TOTAL NET ASSETS — 100.0%	$181,080

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Assets and Liabilities — February 29, 2020

	Benchmark- Free Allocation Series Fund	Climate Change Series Fund	Emerging Domestic Opportunities Series Fund	Emerging Markets Series Fund
Assets:

Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$603,597,701	$12,014,304	$5,021,072	$24,589,714

Cash	5,676,957	67,006	61,113	410,943

Receivable for Fund shares sold	1,590,854	—	—	104,144

Receivable for expenses reimbursed and/or waived by GMO (Note 5)	24,452	4,104	4,496	6,532

Total assets	610,889,964	12,085,414	5,086,681	25,111,333

Liabilities:

Payable for investments purchased	—	—	—	165,293

Payable for Fund shares repurchased	443,776	97,438	—	—

Payable to affiliate for (Note 5):

Administration fee	59,136	2,098	872	2,396

Accrued expenses	57	58	13,005	3

Total liabilities	502,969	99,594	13,877	167,692

Net assets	$610,386,995	$11,985,820	$5,072,804	$24,943,641

Net assets consist of:

Paid-in capital	$641,960,934	$11,524,526	$5,244,019	$27,154,522

Distributable earnings (accumulated loss)	(31,573,939)	461,294	(171,215)	(2,210,881)

	$610,386,995	$11,985,820	$5,072,804	$24,943,641

Net assets attributable to:

Class PS	$275,126,187	$11,985,820	$5,072,804	$10,973,660

Class R6	$335,260,808	$—	$—	$13,969,981

Shares outstanding:

Class PS	27,886,855	1,134,531	520,021	1,196,082

Class R6	33,959,073	—	—	1,521,089

Net asset value per share:

Class PS	$9.87	$10.56	$9.76	$9.17

Class R6	$9.87	$—	$—	$9.18

(a) Cost of investments — affiliated issuers:	$626,998,215	$11,712,020	$5,202,540	$26,709,156

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Assets and Liabilities — February 29, 2020 — (Continued)

	Global Asset Allocation Series Fund	Global Equity Allocation Series Fund	International Developed Equity Allocation Series Fund	International Equity Allocation Series Fund
Assets:

Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$163,019,214	$5,574,493	$10,258,259	$10,409,210

Cash	1,870,464	73,328	122,958	—

Receivable for investments sold	—	—	—	234,290

Receivable for Fund shares sold	10,128	4,844	5,000	5,122

Receivable for expenses reimbursed and/or waived by GMO (Note 5)	1,495	11,571	—	—

Total assets	164,901,301	5,664,236	10,386,217	10,648,622

Liabilities:

Due to custodian	—	—	—	127,401

Payable for Fund shares repurchased	187,879	—	—	46,522

Payable to affiliate for (Note 5):

Administration fee	9,097	243	450	460

Accrued expenses	1,568	12,362	100	414

Total liabilities	198,544	12,605	550	174,797

Net assets	$164,702,757	$5,651,631	$10,385,667	$10,473,825

Net assets consist of:

Paid-in capital	$196,826,318	$7,246,277	$10,604,050	$13,211,975

Distributable earnings (accumulated loss)	(32,123,561)	(1,594,646)	(218,383)	(2,738,150)

	$164,702,757	$5,651,631	$10,385,667	$10,473,825

Net assets attributable to:

Class PS	$17,940,700	$—	$—	$—

Class R6	$146,762,057	$5,651,631	$10,385,667	$10,473,825

Shares outstanding:

Class PS	1,943,822	—	—	—

Class R6	15,890,783	546,901	1,110,729	1,173,992

Net asset value per share:

Class PS	$9.23	$—	$—	$—

Class R6	$9.24	$10.33	$9.35	$8.92

(a) Cost of investments — affiliated issuers:	$171,955,009	$5,268,306	$10,556,151	$13,028,430

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Assets and Liabilities — February 29, 2020 — (Continued)

	Quality Series Fund	Resources Series Fund	SGM Major Markets Series Fund
Assets:

Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$104,822,140	$146,258,044	$178,904

Cash	848,277	810,552	3,712

Receivable for Fund shares sold	64,985	357,335	—

Receivable for expenses reimbursed and/or waived by GMO (Note 5)	10,508	24,934	913

Total assets	105,745,910	147,450,865	183,529

Liabilities:

Payable for Fund shares repurchased	18,386	55,412	—

Payable to affiliate for (Note 5):

Administration fee	10,481	25,842	29

Accrued expenses	7,448	98	2,420

Total liabilities	36,315	81,352	2,449

Net assets	$105,709,595	$147,369,513	$181,080

Net assets consist of:

Paid-in capital	$106,028,843	$164,267,166	$244,642

Distributable earnings (accumulated loss)	(319,248)	(16,897,653)	(63,562)

	$105,709,595	$147,369,513	$181,080

Net assets attributable to:

Class PS	$46,197,050	$147,083,984	$181,080

Class R6	$59,512,545	$285,529	$—

Shares outstanding:

Class PS	4,394,154	17,592,655	18,610

Class R6	5,663,285	34,148	—

Net asset value per share:

Class PS	$10.51	$8.36	$9.73

Class R6	$10.51	$8.36	$—

(a) Cost of investments — affiliated issuers:	$109,357,673	$162,805,484	$184,440

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Operations — Year Ended February 29, 2020

	Benchmark- Free Allocation Series Fund	Climate Change Series Fund	Emerging Domestic Opportunities Series Fund	Emerging Markets Series Fund
Investment Income:

Dividends from affiliated issuers (Note 10)	$21,037,703	$225,397	$239,478	$1,183,048

Interest	22,525	128	108	937

Total investment income	21,060,228	225,525	239,586	1,183,985

Expenses:

Administration fee (Note 5)	762,091	19,393	8,964	23,347

Registration fees	31,288	18,524	30,179	20,032

Total expenses	793,379	37,917	39,143	43,379

Fees and expenses reimbursed and/or waived by GMO (Note 5)	(322,588)	(28,221)	(34,661)	(28,052)

Net expenses	470,791	9,696	4,482	15,327

Net investment income (loss)	20,589,437	215,829	235,104	1,168,658

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investments in affiliated issuers	1,154,276	24,754	8,540	(6,893)

Realized gain distributions from affiliated issuers (Note 10)	173,189	258,958	—	—

Net realized gain (loss)	1,327,465	283,712	8,540	(6,893)

Change in net unrealized appreciation (depreciation) on:

Investments in affiliated issuers	(21,365,701)	89,066	(164,129)	(1,287,377)

Net change in unrealized appreciation (depreciation)	(21,365,701)	89,066	(164,129)	(1,287,377)

Net realized and unrealized gain (loss)	(20,038,236)	372,778	(155,589)	(1,294,270)

Net increase (decrease) in net assets resulting from operations	$551,201	$588,607	$79,515	$(125,612)

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Operations — Year Ended February 29, 2020 — (Continued)

	Global Asset Allocation Series Fund		Global Equity Allocation Series Fund	International Developed Equity Allocation Series Fund	International Equity Allocation Series Fund
Investment Income:

Dividends from affiliated issuers (Note 10)	$7,030,995		$206,038	$435,393	$1,257,065

Interest	5,001		210	512	6,447

Total investment income	7,035,996		206,248	435,905	1,263,512

Expenses:

Administration fee (Note 5)	119,148		2,902	6,445	63,088

Registration fees	25,885		20,652	402	2,256

Total expenses	145,033		23,554	6,847	65,344

Fees and expenses reimbursed and/or waived by GMO (Note 5)	(44,028)		(20,652)	(402)	(2,256)

Net expenses	101,005		2,902	6,445	63,088

Net investment income (loss)	6,934,991		203,346	429,460	1,200,424

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investments in affiliated issuers	940,373		45,804	123,940	(21,306,285)

Net realized gain (loss)	940,373	*	45,804	123,940	(21,306,285)*

Change in net unrealized appreciation (depreciation) on:

Investments in affiliated issuers	52,054		(124,200)	22,343	12,868,478

Net change in unrealized appreciation (depreciation)	52,054		(124,200)	22,343	12,868,478

Net realized and unrealized gain (loss)	992,427		(78,396)	146,283	(8,437,807)

Net increase (decrease) in net assets resulting from operations	$7,927,418		$124,950	$575,743	$(7,237,383)

*	For the details related to in-kind redemption realized gain (loss) please refer to Note 6.

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Operations — Year Ended February 29, 2020 — (Continued)

	Quality Series Fund	Resources Series Fund	SGM Major Markets Series Fund
Investment Income:

Dividends from affiliated issuers (Note 10)	$1,370,600	$4,707,237	$82,720

Interest	1,987	3,396	233

Total investment income	1,372,587	4,710,633	82,953

Expenses:

Administration fee (Note 5)	99,178	274,792	9,583

Registration fees	35,024	30,717	21,008

Total expenses	134,202	305,509	30,591

Fees and expenses reimbursed and/or waived by GMO (Note 5)	(72,040)	(168,039)	(25,800)

Net expenses	62,162	137,470	4,791

Net investment income (loss)	1,310,425	4,573,163	78,162

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investments in affiliated issuers	(364,004)	144,381	(236,475)

Realized gain distributions from affiliated issuers (Note 10)	6,332,288	—	—

Net realized gain (loss)	5,968,284	144,381	(236,475)

Change in net unrealized appreciation (depreciation) on:

Investments in affiliated issuers	(896,027)	(17,112,091)	(64,921)

Net change in unrealized appreciation (depreciation)	(896,027)	(17,112,091)	(64,921)

Net realized and unrealized gain (loss)	5,072,257	(16,967,710)	(301,396)

Net increase (decrease) in net assets resulting from operations	$6,382,682	$(12,394,547)	$(223,234)

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Changes in Net Assets

	Benchmark-Free Allocation Series Fund		Climate Change Series Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Period from November 16, 2018 (commencement of operations) through February 28, 2019
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$20,589,437	$19,766,922	$215,829	$46,808

Net realized gain (loss)	1,327,465	(1,811,399)	283,712	14,761

Change in net unrealized appreciation (depreciation)	(21,365,701)	(18,932,648)	89,066	213,218

Net increase (decrease) in net assets from operations	551,201	(977,125)	588,607	274,787

Distributions to shareholders:

Class PS	(9,268,018)	(8,016,185)	(355,099)	(47,001)

Class R6	(11,687,890)	(11,458,821)	—	—

Total distributions	(20,955,908)	(19,475,006)	(355,099)	(47,001)

Net share transactions (Note 9):

Class PS	(26,550,203)	311,263,312	5,985,992	5,538,534

Class R6	(23,461,206)	47,049,205	—	—

Increase (decrease) in net assets resulting from net share transactions	(50,011,409)	358,312,517	5,985,992	5,538,534

Total increase (decrease) in net assets	(70,416,116)	337,860,386	6,219,500	5,766,320

Net assets:

Beginning of period	680,803,111	342,942,725	5,766,320	—

End of period	$610,386,995	$680,803,111	$11,985,820	$5,766,320

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Changes in Net Assets — (Continued)

	Emerging Domestic Opportunities Series Fund		Emerging Markets Series Fund
	Year Ended February 29, 2020	Period from February 1, 2019 (commencement of operations) through February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$235,104	$(242)	$1,168,658	$431,355

Net realized gain (loss)	8,540	71	(6,893)	(90,884)

Change in net unrealized appreciation (depreciation)	(164,129)	(17,339)	(1,287,377)	(1,818,882)

Net increase (decrease) in net assets from operations	79,515	(17,510)	(125,612)	(1,478,411)

Distributions to shareholders:

Class PS	(233,391)	—	(487,429)	—

Class R6	—	—	(679,787)	(444,744)

Total distributions	(233,391)	—	(1,167,216)	(444,744)

Net share transactions (Note 9):

Class PS	1,664,392	3,579,798	10,874,327	701,140 *

Class R6	—	—	42,183	(379,205)

Increase (decrease) in net assets resulting from net share transactions	1,664,392	3,579,798	10,916,510	321,935

Total increase (decrease) in net assets	1,510,516	3,562,288	9,623,682	(1,601,220)

Net assets:

Beginning of period	3,562,288	—	15,319,959	16,921,179

End of period	$5,072,804	$3,562,288	$24,943,641	$15,319,959

*	Period from February 8, 2019 (commencement of operations) through February 28, 2019.

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Changes in Net Assets — (Continued)

	Global Asset Allocation Series Fund		Global Equity Allocation Series Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$6,934,991	$6,280,201	$203,346	$146,409

Net realized gain (loss)	940,373	(676,743)	45,804	35,793

Change in net unrealized appreciation (depreciation)	52,054	(8,820,771)	(124,200)	(515,601)

Net increase (decrease) in net assets from operations	7,927,418	(3,217,313)	124,950	(333,399)

Distributions to shareholders:

Class PS	(737,345)	(564,159)*	—	—

Class R6	(6,199,846)	(5,682,166)	(202,918)	(146,941)

Total distributions	(6,937,191)	(6,246,325)	(202,918)	(146,941)

Net share transactions (Note 9):

Class PS	48,298	18,219,160 *	—	—

Class R6	(26,378,189)	1,380,515	355,486	(253,929)

Increase (decrease) in net assets resulting from net share transactions	(26,329,891)	19,599,675	355,486	(253,929)

Total increase (decrease) in net assets	(25,339,664)	10,136,037	277,518	(734,269)

Net assets:

Beginning of period	190,042,421	179,906,384	5,374,113	6,108,382

End of period	$164,702,757	$190,042,421	$5,651,631	$5,374,113

*	Period from May 22, 2018 (commencement of operations) through February 28, 2019.

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Changes in Net Assets — (Continued)

	International Developed Equity Allocation Series Fund		International Equity Allocation Series Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$429,460	$406,473	$1,200,424	$8,078,309

Net realized gain (loss)	123,940	4,986	(21,306,285)	(164,233)

Change in net unrealized appreciation (depreciation)	22,343	(1,836,214)	12,868,478	(41,868,589)

Net increase (decrease) in net assets from operations	575,743	(1,424,755)	(7,237,383)	(33,954,513)

Distributions to shareholders:

Class R6	(432,969)	(492,164)	(1,314,804)	(8,047,488)

Net share transactions (Note 9):

Class R6	(2,073,354)	1,383,868	(218,985,821)	(39,974,973)

Increase (decrease) in net assets resulting from net share transactions	(2,073,354)	1,383,868	(218,985,821)	(39,974,973)

Total increase (decrease) in net assets	(1,930,580)	(533,051)	(227,538,008)	(81,976,974)

Net assets:

Beginning of period	12,316,247	12,849,298	238,011,833	319,988,807

End of period	$10,385,667	$12,316,247	$10,473,825	$238,011,833

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Changes in Net Assets — (Continued)

	Quality Series Fund		Resources Series Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$1,310,425	$558,382	$4,573,163	$2,848,392

Net realized gain (loss)	5,968,284	5,046,913	144,381	(556,848)

Change in net unrealized appreciation (depreciation)	(896,027)	(3,651,609)	(17,112,091)	451,450

Net increase (decrease) in net assets from operations	6,382,682	1,953,686	(12,394,547)	2,742,994

Distributions to shareholders:

Class PS	(3,169,319)	(517,318)	(4,542,378)	(2,807,575)

Class R6	(4,150,457)	(830,625)*	(9,348)	—

Total distributions	(7,319,776)	(1,347,943)	(4,551,726)	(2,807,575)

Net share transactions (Note 9):

Class PS	20,597,458	23,945,486	50,224,053	103,363,887

Class R6	23,909,104	35,853,735 *	39,685	251,552 **

Increase (decrease) in net assets resulting from net share transactions	44,506,562	59,799,221	50,263,738	103,615,439

Total increase (decrease) in net assets	43,569,468	60,404,964	33,317,465	103,550,858

Net assets:

Beginning of period	62,140,127	1,735,163	114,052,048	10,501,190

End of period	$105,709,595	$62,140,127	$147,369,513	$114,052,048

*	Period from May 23, 2018 (commencement of operations) through February 28, 2019.
**	Period from December 31, 2018 (commencement of operations) through February 28, 2019.

See accompanying notes to the financial statements.

GMO Series Trust

Statements of Changes in Net Assets — (Continued)

	SGM Major Markets Series Fund
	Year Ended February 29, 2020	Period from January 7, 2019 (commencement of operations) through February 28, 2019
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$78,162	$(359)

Net realized gain (loss)	(236,475)	175

Change in net unrealized appreciation (depreciation)	(64,921)	59,385

Net increase (decrease) in net assets from operations	(223,234)	59,201

Distributions to shareholders:

Class PS	(78,231)	—

Net share transactions (Note 9):

Class PS	(3,431,563)	3,854,907

Increase (decrease) in net assets resulting from net share transactions	(3,431,563)	3,854,907

Total increase (decrease) in net assets	(3,733,028)	3,914,108

Net assets:

Beginning of period	3,914,108	—

End of period	$181,080	$3,914,108

See accompanying notes to the financial statements.

GMO Series Trust

Financial Highlights

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION SERIES FUND

	Class PS Shares				Class R6 Shares
	Year Ended February 28/29,		Period from January 30, 2018 (commencement of operations) through February 28, 2018		Year Ended February 28/29,
	2020	2019			2020		2019	2018		2017	2016

Net asset value, beginning of period	$10.18	$10.71	$10.93		$10.19		$10.71	$9.96		$9.08	$10.61

Income (loss) from investment operations:

Net investment income (loss)(a)†	0.32	0.55	(0.00	)(b)	0.33		0.35	0.24		0.14	0.12

Net realized and unrealized gain (loss)	(0.29)	(0.75)	(0.22)		(0.31)		(0.54)	0.76		0.89	(1.31)

Total from investment operations	0.03	(0.20)	(0.22)		0.02		(0.19)	1.00		1.03	(1.19)

Less distributions to shareholders:

From net investment income	(0.34)	(0.33)	—		(0.34)		(0.33)	(0.25)		(0.15)	(0.14)

From net realized gains	—	—	—		—		—	—		—	(0.20)

Total distributions	(0.34)	(0.33)	—		(0.34)		(0.33)	(0.25)		(0.15)	(0.34)

Net asset value, end of period	$9.87	$10.18	$10.71		$9.87		$10.19	$10.71		$9.96	$9.08

Total Return(c)	0.11%	(1.69)%	(2.01	)%**	0.06%		(1.58)%	10.04%		11.41%	(11.48)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$275,126	$311,607	$4,612		$335,261		$369,196	$338,331		$297,620	$267,923

Net expenses to average daily net assets(d)	0.10%	0.10%	0.20	%*	0.05%		0.05%	0.05%		0.05%	0.05%

Net investment income (loss) to average daily net assets(a)	3.11%	5.39%	(0.19	)%*	3.21%		3.37%	2.32%		1.46%	1.26%

Portfolio turnover rate	17%	10%	3	%**	17%		10%	3%		34%	27%

Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.10%	0.10%	0.00	%*(e)	0.00	%(e)	0.01%	0.00	%(e)	0.01%	0.01%

(a)	Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.
(b)	Rounds to less than $0.01.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
(e)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.

GMO Series Trust

Financial Highlights

(For a share outstanding throughout each period)

CLIMATE CHANGE SERIES FUND

	Class PS Shares
	Year Ended February 29, 2020	Period from November 16, 2018 (commencement of operations) through February 28, 2019

Net asset value, beginning of period	$10.30	$10.00

Income (loss) from investment operations:

Net investment income (loss)(a)†	0.24	0.10

Net realized and unrealized gain (loss)	0.34	0.30

Total from investment operations	0.58	0.40

Less distributions to shareholders:

From net investment income	(0.30)	(0.10)

From net realized gains	(0.02)	—

Total distributions	(0.32)	(0.10)

Net asset value, end of period	$10.56	$10.30

Total Return(b)	5.50%	4.17	%**

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$11,986	$5,766

Net expenses to average daily net assets(c)	0.10%	0.10	%*

Net investment income (loss) to average daily net assets(a)	2.23%	3.52	%*

Portfolio turnover rate	4%	1	%**

Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.29%	1.12	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.

GMO Series Trust

Financial Highlights

(For a share outstanding throughout each period)

EMERGING DOMESTIC OPPORTUNITIES SERIES FUND

	Class PS Shares
	Year Ended February 29, 2020	Period February 1, 2019 (commencement of operations) through February 28, 2019

Net asset value, beginning of period	$9.95	$10.00

Income (loss) from investment operations:

Net investment income (loss)(a)†	0.54	(0.00	)(b)

Net realized and unrealized gain (loss)	(0.27)	(0.05)

Total from investment operations	0.27	(0.05)

Less distributions to shareholders:

From net investment income	(0.46)	—

Total distributions	(0.46)	—

Net asset value, end of period	$9.76	$9.95

Total Return(c)	2.41%	(0.50	)%**

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$5,073	$3,562

Net expenses to average daily net assets(d)	0.10%	0.10	%*

Net investment income (loss) to average daily net assets(a)	5.25%	(0.10	)%*

Portfolio turnover rate	7%	1	%**

Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.77%	0.20	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.
(b)	Rounds to less than $0.01.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.

GMO Series Trust

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS SERIES FUND

	Class PS Shares			Class R6 Shares
	Year Ended February 29, 2020	Period February 8, 2019 (commencement of operations) through February 28, 2019		Year Ended February 28/29,
				2020	2019		2018	2017	2016

Net asset value, beginning of period	$9.62	$9.53		$9.63	$10.89		$9.55	$7.13	$9.51

Income (loss) from investment operations:

Net investment income (loss)(a)†	0.60	(0.00	)(b)	0.46	0.28		0.38	0.11	0.20

Net realized and unrealized gain (loss)	(0.59)	0.09		(0.45)	(1.24)		2.05	2.42	(2.36)

Total from investment operations	0.01	0.09		0.01	(0.96)		2.43	2.53	(2.16)

Less distributions to shareholders:

From net investment income	(0.46)	—		(0.46)	(0.29)		(0.82)	(0.11)	(0.21)

From net realized gains	—	—		—	(0.01)		(0.27)	—	—

Return of capital	—	—		—	—		—	—	(0.01)

Total distributions	(0.46)	—		(0.46)	(0.30)		(1.09)	(0.11)	(0.22)

Net asset value, end of period	$9.17	$9.62		$9.18	$9.63		$10.89	$9.55	$7.13

Total Return(c)	(0.33)%	0.94	%**	(0.32)%	(8.59)%		26.11%	35.61%	(22.92)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$10,974	$705		$13,970	$14,615		$16,921	$12,755	$9,174

Net expenses to average daily net assets(d)	0.10%	0.10	%*	0.05%	0.05%		0.05%	0.05%	0.05%

Net investment income (loss) to average daily net assets(a)	6.05%	(0.08	)%*	4.68%	2.88%		3.54%	1.30%	2.36%

Portfolio turnover rate	0%	11	%**	0%	11%		121%	11%	9%

Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.20%	0.10	%*	0.08%	0.00	%(e)	0.01%	0.06%	0.03%

(a)	Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.
(b)	Rounds to less than $0.01.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
(e)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.

GMO Series Trust

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL ASSET ALLOCATION SERIES FUND

	Class PS Shares			Class R6 Shares
	Year Ended February 29, 2020	Period May 22, 2018 (commencement of operations) through February 28, 2019		Year Ended February 28/29,
				2020	2019	2018	2017	2016

Net asset value, beginning of period	$9.23	$9.70		$9.23	$9.76	$8.95	$8.13	$10.90

Income (loss) from investment operations:

Net investment income (loss)(a)†	0.38	0.39		0.36	0.31	0.24	0.16	0.28

Net realized and unrealized gain (loss)	0.01	(0.54)		0.04	(0.52)	0.81	0.88	(1.40)

Total from investment operations	0.39	(0.15)		0.40	(0.21)	1.05	1.04	(1.12)

Less distributions to shareholders:

From net investment income	(0.39)	(0.32)		(0.39)	(0.32)	(0.24)	(0.22)	(0.37)

From net realized gains	—	—		—	—	—	—	(1.28)

Total distributions	(0.39)	(0.32)		(0.39)	(0.32)	(0.24)	(0.22)	(1.65)

Net asset value, end of period	$9.23	$9.23		$9.24	$9.23	$9.76	$8.95	$8.13

Total Return(b)	4.00%	(1.37	)%**	4.16%	(1.98)%	11.74%	12.87%	(10.95)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$17,941	$17,923		$146,762	$172,120	$179,906	$180,340	$289,718

Net expenses to average daily net assets(c)	0.10%	0.10	%*	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income (loss) to average daily net assets(a)	3.97%	5.46	%*	3.75%	3.34%	2.50%	1.86%	2.76%

Portfolio turnover rate	4%	4	%**	4%	4%	13%	2%	7%

Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.11%	0.12	%*	0.01%	0.02%	0.01%	0.01%	0.01%

(a)	Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.

GMO Series Trust

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL EQUITY ALLOCATION SERIES FUND

	Class R6 Shares
	Year Ended February 28/29,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$10.44	$11.38	$9.73	$8.39	$11.05

Income (loss) from investment operations:

Net investment income (loss)(a)†	0.38	0.28	0.21	0.29	0.25

Net realized and unrealized gain (loss)	(0.11)	(0.93)	1.76	1.49	(1.93)

Total from investment operations	0.27	(0.65)	1.97	1.78	(1.68)

Less distributions to shareholders:

From net investment income	(0.38)	(0.29)	(0.32)	(0.29)	(0.27)

From net realized gains	—	—	—	(0.15)	(0.71)

Total distributions	(0.38)	(0.29)	(0.32)	(0.44)	(0.98)

Net asset value, end of period	$10.33	$10.44	$11.38	$9.73	$8.39

Total Return(b)	2.29%	(5.45)%	20.39%	21.58%	(16.02)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$5,652	$5,374	$6,108	$14,912	$12,974

Net expenses to average daily net assets(c)	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income (loss) to average daily net assets(a)	3.50%	2.60%	2.01%	3.11%	2.51%

Portfolio turnover rate	8%	8%	14%	14%	18%

Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.36%	0.58%	0.01%	0.03%	0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Series Trust

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL DEVELOPED EQUITY ALLOCATION SERIES FUND

	Class R6 Shares
	Year Ended February 28/29,
	2020		2019		2018	2017	2016

Net asset value, beginning of period	$9.51		$11.21		$9.55	$8.48	$11.00

Income (loss) from investment operations:

Net investment income (loss)(a)†	0.33		0.34		0.34	0.37	0.31

Net realized and unrealized gain (loss)	(0.11)		(1.64)		1.67	1.06	(2.47)

Total from investment operations	0.22		(1.30)		2.01	1.43	(2.16)

Less distributions to shareholders:

From net investment income	(0.38)		(0.33)		(0.35)	(0.36)	(0.30)

From net realized gains	—		(0.07)		—	—	(0.06)

Total distributions	(0.38)		(0.40)		(0.35)	(0.36)	(0.36)

Net asset value, end of period	$9.35		$9.51		$11.21	$9.55	$8.48

Total Return(b)	1.98%		(11.33)%		21.05%	17.07%	(19.90)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$10,386		$12,316		$12,849	$10,460	$8,616

Net expenses to average daily net assets(c)	0.05%		0.05%		0.05%	0.05%	0.05%

Net investment income (loss) to average daily net assets(a)	3.33%		3.37%		3.16%	3.94%	3.04%

Portfolio turnover rate	20%		6%		6%	3%	7%

Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(d)	0.00	%(d)	0.01%	0.09%	0.07%

(a)	Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
(d)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Series Trust

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY ALLOCATION SERIES FUND

	Class R6 Shares
	Year Ended February 28/29,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$9.18	$10.64	$9.00	$7.68	$10.51

Income (loss) from investment operations:

Net investment income (loss)(a)†	0.09	0.29	0.30	0.28	0.29

Net realized and unrealized gain (loss)	0.08	(1.44)	1.65	1.33	(2.37)

Total from investment operations	0.17	(1.15)	1.95	1.61	(2.08)

Less distributions to shareholders:

From net investment income	(0.38)	(0.31)	(0.31)	(0.29)	(0.29)

From net realized gains	(0.05)	—	—	—	(0.46)

Total distributions	(0.43)	(0.31)	(0.31)	(0.29)	(0.75)

Net asset value, end of period	$8.92	$9.18	$10.64	$9.00	$7.68

Total Return(b)	1.44%	(10.60)%	21.81%	21.25%	(20.53)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$10,474	$238,012	$319,989	$224,870	$212,327

Net expenses to average daily net assets(c)	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income (loss) to average daily net assets(a)	0.95%	3.03%	2.95%	3.23%	3.05%

Portfolio turnover rate	2%	7%	9%	3%	4%

Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(d)	0.00%	0.00%	0.00%	0.00%	0.00%

(a)	Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
(d)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Series Trust

Financial Highlights

(For a share outstanding throughout each period)

QUALITY SERIES FUND

	Class PS Shares				Class R6 Shares
	Year Ended February 28/29,		Period from January 4, 2018 (commencement of operations) through February 28, 2018		Year Ended February 29, 2020	Period from May 23, 2018 (commencement of operations) through February 28, 2019
	2020	2019

Net asset value, beginning of period	$10.35	$10.04	$10.00		$10.35	$10.08

Income (loss) from investment operations:

Net investment income (loss)(a)†	0.16	0.18	(0.00	)(b)	0.17	0.18

Net realized and unrealized gain (loss)	0.96	0.45	0.04		0.95	0.42

Total from investment operations	1.12	0.63	0.04		1.12	0.60

Less distributions to shareholders:

From net investment income	(0.21)	(0.17)	—		(0.21)	(0.18)

From net realized gains	(0.75)	(0.15)	—		(0.75)	(0.15)

Total distributions	(0.96)	(0.32)	—		(0.96)	(0.33)

Net asset value, end of period	$10.51	$10.35	$10.04		$10.51	$10.35

Total Return(c)	10.63%	6.57%	0.40	%**	10.68%	6.18	%**

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$46,197	$26,238	$1,735		$59,513	$35,902

Net expenses to average daily net assets(d)	0.10%	0.10%	0.20	%*	0.05%	0.05	%*

Net investment income (loss) to average daily net assets(a)	1.47%	1.76%	(0.19	)%*	1.52%	2.20	%*

Portfolio turnover rate	7%	11%	—	**	7%	11	%**

Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.14%	0.26%	0.22	%*	0.04%	0.04	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.
(b)	Rounds to less than $0.01.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.

GMO Series Trust

Financial Highlights

(For a share outstanding throughout each period)

RESOURCES SERIES FUND

	Class PS Shares				Class R6 Shares
	Year Ended February 28/29,		Period February 1, 2018 (commencement of operations) through February 28, 2018		Year Ended February 29, 2020	Period from December 31, 2018 (commencement of operations) through February 28, 2019
	2020	2019

Net asset value, beginning of period	$9.36	$9.69	$10.00		$9.36	$8.39

Income (loss) from investment operations:

Net investment income (loss)(a)†	0.31	0.45	(0.00	)(b)	0.29	(0.00	)(b)

Net realized and unrealized gain (loss)	(1.03)	(0.45)	(0.31	)(c)	(1.00)	0.97

Total from investment operations	(0.72)	—	(0.31)		(0.71)	0.97

Less distributions to shareholders:

From net investment income	(0.28)	(0.33)	—		(0.29)	—

Total distributions	(0.28)	(0.33)	—		(0.29)	—

Net asset value, end of period	$8.36	$9.36	$9.69		$8.36	$9.36

Total Return(d)	(8.09)%	0.25%	(3.10	)%**	(8.05)%	11.56	%**

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$147,084	$113,772	$10,501		$286	$280

Net expenses to average daily net assets(e)	0.10%	0.10%	0.20	%*	0.05%	0.05	%*

Net investment income (loss) to average daily net assets(a)	3.32%	4.88%	(0.19	)%*	3.15%	(0.05	)%*

Portfolio turnover rate	3%	6%	—	**	3%	6	%**

Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.12%	0.15%	0.04	%*	0.02%	0.17	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.
(b)	Rounds to less than $0.01.
(c)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.
(e)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.

GMO Series Trust

Financial Highlights

(For a share outstanding throughout each period)

SGM MAJOR MARKETS SERIES FUND

	Class PS Shares
	Year Ended February 29, 2020	Period from January 7, 2019 (commencement of operations) through February 28, 2019

Net asset value, beginning of period	$10.26	$10.00

Income (loss) from investment operations:

Net investment income (loss)(a)†	0.17	(0.00	)(b)

Net realized and unrealized gain (loss)	(0.35)	0.26

Total from investment operations	(0.18)	0.26

Less distributions to shareholders:

From net investment income	(0.35)	—

Total distributions	(0.35)	—

Net asset value, end of period	$9.73	$10.26

Total Return(c)	(1.83)%	2.60	%**

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$181	$3,914

Net expenses to average daily net assets(d)	0.10%	0.10	%*

Net investment income (loss) to average daily net assets(a)	1.63%	(0.09	)%*

Portfolio turnover rate	151%	1	%**

Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.54%	0.24	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.
(b)	Rounds to less than $0.01.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.

GMO Series Trust

Notes to Financial Statements

February 29, 2020

1.	Organization

Each of Benchmark-Free Allocation Series Fund, Climate Change Series Fund, Emerging Domestic Opportunities Series Fund, Emerging Markets Series Fund, Global Asset Allocation Series Fund, Global Equity Allocation Series Fund, International Developed Equity Allocation Series Fund, International Equity Allocation Series Fund, Quality Series Fund, Resources Series Fund and SGM Major Markets Series Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Series Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on May 27, 2011. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are diversified as that term is defined in the 1940 Act. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

Each Fund invests substantially all of its assets in shares of another fund that is a series of GMO Trust and is managed by GMO (each an “Institutional Fund”). The performance and operations of each Fund are directly affected by the performance and operations of the relevant Institutional Fund. Each Institutional Fund, except GMO Climate Change Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, GMO Quality Fund, GMO Resources Fund and GMO SGM Major Markets Fund, is a fund of funds that invests primarily in shares of other GMO Funds (“underlying funds”). The Funds’ financial statements should be read in conjunction with the financial statements of the Institutional Funds and underlying funds which have a fiscal year end of February 28/29. The financial statements of the Funds, Institutional Funds and underlying funds are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or on GMO’s website at www.gmo.com.

The following table provides information about each Fund’s benchmark (if any), investment objective and the portion of the corresponding Institutional Fund owned by the Fund as of February 29, 2020:

Fund Name	Benchmark	Investment Objective	Percent of Institutional Fund Owned
Benchmark-Free Allocation Series Fund	Not Applicable	Positive total return not “relative” return	6.9%
Climate Change Series Fund	Not Applicable	High total return	9.8%
Emerging Domestic Opportunities Series Fund	Not Applicable	Total return	0.5%
Emerging Markets Series Fund	MSCI Emerging Markets Index	Total return in excess of benchmark	0.8%
Global Asset Allocation Series Fund	GMO Global Asset Allocation Index (65% MSCI ACWI and 35% Bloomberg Barclays U.S. Aggregate Index)	Total return greater than benchmark	10.5%
Global Equity Allocation Series Fund	MSCI ACWI	Total return greater than benchmark	0.4%
International Developed Equity Allocation Series Fund	MSCI EAFE Index	Total return greater than benchmark	3.4%
International Equity Allocation Series Fund	MSCI ACWI ex USA	Total return greater than benchmark	1.2%
Quality Series Fund	Not Applicable	Total return	1.7%
Resources Series Fund	Not Applicable	Total return	28.5%
SGM Major Markets Series Fund	Not Applicable	Long-term total return	0.0%*

*	Rounds to less than 0.01%.

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Investments in shares of the Institutional Funds are valued at their most recent net asset value.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

Each Fund classified its investments as Level 1 as of February 29, 2020. For a summary of valuation inputs of the Institutional Funds and underlying funds, if any, please refer to their most recent Notes to Financial Statements which are available on the SEC’s website at www.sec.gov or on GMO’s website at www.gmo.com.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets). At February 29, 2020, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

Cash

Cash, if any, in the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Taxes and distributions

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically all distributions are reinvested in additional shares of each Fund, at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Certain Institutional Funds have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that an Institutional Fund reasonably determines are collectible and free from significant contingencies are reflected in an Institutional Fund’s net asset value. In certain circumstances, an Institutional Fund’s receipt of such refunds may cause the Institutional Fund and/or its shareholders to be liable for U.S. federal income taxes, interest charges and related fees.

Foreign taxes paid by the Institutional Funds may be treated, to the extent permissible under the Code (and other applicable U.S. federal tax guidance) and if a Fund so elects, as if paid by U.S. shareholders of that Fund.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

Differences in distributable earnings on a U.S. GAAP and tax accounting basis primarily relate to the following:

Differences related to:	Benchmark- Free Allocation Series Fund	Climate Change Series Fund	Emerging Domestic Opportunities Series Fund	Emerging Markets Series Fund	Global Asset Allocation Series Fund	Global Equity Allocation Series Fund	International Developed Equity Allocation Series Fund	International Equity Allocation Series Fund	Quality Series Fund	Resources Series Fund	SGM Major Markets Series Fund
Capital loss Carryforwards	X			X	X	X		X			X
Late year ordinary losses								X
Losses on wash sale transactions	X			X	X	X	X	X	X	X	X
Mutual fund distributions received		X							X
Post-October capital losses					X	X		X			X
There are no significant differences			X
Redemption in-kind transactions					X			X

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 29, 2020			Tax year ended February 28, 2019

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Benchmark-Free Allocation Series Fund	20,955,908	—	20,955,908	19,475,006	—	19,475,006
Climate Change Series Fund	337,845	17,254	355,099	47,001	—	47,001
Emerging Domestic Opportunities Series Fund	233,391	—	233,391	—	—	—
Emerging Markets Series Fund	1,167,216	—	1,167,216	444,744	—	444,744
Global Asset Allocation Series Fund	6,937,191	—	6,937,191	6,246,325	—	6,246,325
Global Equity Allocation Series Fund	202,918	—	202,918	146,941	—	146,941
International Developed Equity Allocation Series Fund	432,772	197	432,969	405,104	87,060	492,164
International Equity Allocation Series Fund	1,261,993	52,811	1,314,804	8,047,488	—	8,047,488
Quality Series Fund	1,808,349	5,511,427	7,319,776	714,880	633,063	1,347,943
Resources Series Fund	4,551,726	—	4,551,726	2,807,575	—	2,807,575
SGM Major Markets Series Fund	78,231	—	78,231	—	—	—

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 29, 2020, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Loss Deferral ($)
Benchmark-Free Allocation Series Fund	—	—	(74,254)	(4,269,887)	—
Climate Change Series Fund	4,236	159,144	(2,155)	—	—
Emerging Domestic Opportunities Series Fund	4,418	6,754	(919)	—	—
Emerging Markets Series Fund	11,999	—	(3,089)	(25,206)	—

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Loss Deferral ($)
Global Asset Allocation Series Fund	49,224	—	(15,603)	(21,049,955)	(95,577)
Global Equity Allocation Series Fund	1,569	—	(493)	(1,118,710)	(25,065)
International Developed Equity Allocation Series Fund	—	130,085	(935)	—	—
International Equity Allocation Series Fund	7,617	—	(922)	—	—
Quality Series Fund	24,897	5,174,054	(12,983)	—	—
Resources Series Fund	88,655	144,381	(26,401)	—	—
SGM Major Markets Series Fund	—	—	(30)	(33,610)	(23,015)

As of February 29, 2020, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses and losses realized subsequent to February 29, 2020, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

Fund Name	Short-Term ($)	Long-Term ($)
Benchmark-Free Allocation Series Fund	—	(4,269,887)
Climate Change Series Fund	—	—
Emerging Domestic Opportunities Series Fund	—	—
Emerging Markets Series Fund	—	(25,206)
Global Asset Allocation Series Fund	—	(21,049,955)
Global Equity Allocation Series Fund	—	(1,118,710)
International Developed Equity Allocation Series Fund	—	—
International Equity Allocation Series Fund	—	—
Quality Series Fund	—	—
Resources Series Fund	—	—
SGM Major Markets Series Fund	(33,610)	—

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

As of February 29, 2020, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments, if any, for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Benchmark-Free Allocation Series Fund	630,827,498	—	(27,229,797)	(27,229,797)	—
Climate Change Series Fund	11,714,235	300,069	—	300,069	—
Emerging Domestic Opportunities Series Fund	5,202,540	—	(181,468)	(181,468)	—
Emerging Markets Series Fund	26,784,297	—	(2,194,583)	(2,194,583)	—
Global Asset Allocation Series Fund	174,030,864	—	(11,011,650)	(11,011,650)	—
Global Equity Allocation Series Fund	6,026,440	—	(451,947)	(451,947)	—
International Developed Equity Allocation Series Fund	10,605,792	—	(347,533)	(347,533)	—
International Equity Allocation Series Fund	13,154,054	—	(2,744,844)	(2,744,844)	—
Quality Series Fund	110,327,357	—	(5,505,217)	(5,505,217)	—
Resources Series Fund	163,362,332	—	(17,104,288)	(17,104,288)	—
SGM Major Markets Series Fund	185,810	—	(6,906)	(6,906)	—

The Funds and Institutional Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds and Institutional Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ and Institutional Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds, Institutional Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds and Institutional Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ and Institutional Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

distributions from the Institutional Funds, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Investment income, common expenses, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Each Fund incurs fees and expenses indirectly as a shareholder in the Institutional Funds and underlying funds, if any. Because the underlying funds owned by the Institutional Funds have different expense and fee levels and the Institutional Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Prior to November 3, 2017, Brown Brothers Harriman & Co. served as Emerging Markets Series Fund’s custodian and fund accounting agent. Any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Multi-Asset Class Series Funds		Equity Series Funds								Alternative Series Fund
	Benchmark-Free Allocation Series Fund	Global Asset Allocation Series Fund	Climate Change Series Fund	Emerging Domestic Opportunities Series Fund	Emerging Markets Series Fund	Global Equity Allocation Series Fund	International Developed Equity Allocation Series Fund	International Equity Allocation Series Fund	Quality Series Fund	Resources Series Fund	SGM Major Markets Series Fund
Commodities Risk	●	●	●							●	●
Counterparty Risk	●	●	●	●	●	●	●	●	●	●	●
Credit Risk	●	●		●		●	●	●			●
Currency Risk	●	●	●	●	●	●	●	●	●	●	●
Derivatives and Short Sales Risk	●	●	●	●	●	●	●	●	●	●	●
Focused Investment Risk	●	●	●	●	●	●	●	●	●	●	●
Fund of Funds Risk	●	●	●	●	●	●	●	●	●	●	●
Futures Contracts Risk	●	●									●
Illiquidity Risk	●	●	●	●	●	●	●	●	●	●	●
Large Shareholder Risk	●	●	●	●	●	●	●	●	●	●	●
Leveraging Risk	●	●	●	●	●	●	●	●	●	●	●
Management and Operational Risk	●	●	●	●	●	●	●	●	●	●	●
Market Disruption and Geopolitical Risk	●	●	●	●	●	●	●	●	●	●	●
Market Risk — Asset-Backed Securities	●	●									●
Market Risk — Equities	●	●	●	●	●	●	●	●	●	●	●
Market Risk — Fixed Income	●	●		●		●	●	●			●
Merger Arbitrage Risk	●		●							●
Non-Diversified Funds	●	●	●	●	●	●	●	●	●	●	●
Non-U.S. Investment Risk	●	●	●	●	●	●	●	●	●	●	●
Small Company Risk	●	●	●	●	●	●	●	●	●	●

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time. Please see the Funds’ prospectus for more information regarding the risks of investing in the Funds.

Because each Fund invests substantially all of its assets in an Institutional Fund, the most significant risks of investing in a Fund are the risks to which the Fund is exposed through its corresponding Institutional Fund (and, in turn, any underlying funds in which the Institutional Fund invests). Those risks include the risks summarized below. Some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market price of a particular security held by those underlying funds may affect performance of those underlying funds more than if they were diversified. In addition to the risks to which each Fund is exposed through investment in its corresponding Institutional Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of its corresponding Institutional Fund.

References in this section to investments made by a Fund include those made by its corresponding Institutional Fund and any underlying funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. In addition, the value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws, regulations or other requirements. The Funds are not subject to any limit on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades).

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The creditworthiness of a counterparty can be expected to be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral if the Fund’s interest in the collateral is not perfected or additional collateral is not posted promptly as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of the collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligors of obligations underlying an asset-backed security will be unable or unwilling to satisfy their obligation to pay principal and interest or otherwise to honor their obligations in a timely manner. The market price of a fixed income investment will normally decline as a result (and/or in anticipation) of the issuer’s, guarantor’s, or obligors’ failure to meet their payment obligations or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments also are subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed

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securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment will be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner can be expected to be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer will default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led several major rating agencies to downgrade the long-term credit rating of U.S. bonds and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the market price of a Fund’s investments, and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities”, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.”

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “high yield” or “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt instruments generally are considered speculative and typically involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt instrument proves incorrect, a Fund is likely to lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of a default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

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• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund is likely to realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars or may only be able to do so at an unfavorable exchange rate. Exchange rates for many currencies are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates or inflation rates or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include, but are not limited to, futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, runs the risk of being unable to obtain payments GMO believes are owed to it under an OTC derivatives contract or of those payments being delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation and exposes the Funds to

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the risk that the pricing models used do not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, there is a risk that inaccurate valuations will result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives also are subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction will lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index could result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

Special tax rules apply to a Fund’s transactions in derivatives, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s derivative transactions potentially could cause a substantial portion of a Fund’s distributions to be taxable at ordinary income tax rates. In addition, the tax treatment of the Fund’s use of derivatives will sometimes be unclear. See the Funds’ Prospectus and Statement of Additional Information for more information.

The SEC has proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that GMO would be unable to implement a Fund’s investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these U.S. and European Union requirements are evolving, their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivative positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivative positions. Also, as a general matter, in contrast to a bilateral derivative position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivative position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivative positions

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by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivative positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks are likely to be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to post in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity,

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solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some GMO Funds, particularly GMO Risk Premium Fund, are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights at any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.)

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a GMO Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a GMO Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index.

Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in a limited number of asset classes, sectors, industries, issuers, currencies, countries, or regions (or in sectors within a country or region) that are subject to the same or similar risk factors and Funds with investments whose prices are closely correlated are subject to greater overall risk than Funds with investments that are more diversified or whose prices are not as closely correlated. A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers.

Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens and often react similarly to specific economic, market, political or other developments.

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Similarly, Funds having a significant portion of their assets in investments tied economically to a particular geographic region, country or market (e.g., emerging markets), or to sectors within a region, country or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”

Because GMO Resources Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector are often more volatile (particularly in the short term) than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage. Projects in the natural resources sector may take extended periods of time to complete, and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, companies in the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, companies in the natural resources sector can be significantly affected by import controls, worldwide competition and cartels, and changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. GMO Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because GMO Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

Because GMO Climate Change Fund focuses its investments in securities of companies involved in climate change-related industries, the Fund will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of mutual funds that are more diversified. GMO Climate Change Fund is particularly exposed to such developments as changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments (such as potential cutbacks on funding for the Environmental Protection Agency and other policies and actions by the Trump administration). Companies involved in alternative fuels also may be adversely affected by the increased use of, or decreases in prices for, oil or other fossil fuels. In addition, scientific developments, such as breakthroughs in the remediation of global warming, and changes in governmental policies relating to the effects of pollution may affect investments in pollution control, which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on energy, pollution control and mitigation of global warming. Because society’s focus on climate change is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate change-related industries have more limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the market prices of securities of companies involved in climate change-related industries tend to be considerably more volatile than those of companies in more established sectors and industries. Because GMO Risk Premium Fund may hold a limited number of options contracts relating to relatively few stock indices, the Fund is subject to focused investment risk.

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• FUND OF FUNDS RISK. Because each Fund invests substantially all of its assets in Class III shares of an Institutional Fund, which may invest in other GMO Funds or a wholly-owned subsidiary, closed-end funds, money market funds, exchange-traded funds (“ETFs”) and other investment companies (underlying funds) the Funds are exposed to the risk that the Institutional Funds or the underlying funds will not perform as expected. The Funds also are indirectly exposed to all of the risks to which the underlying funds are exposed.

Because absent reimbursement, a Fund bears the fees and expenses of its corresponding Institutional Fund (including purchase premiums and redemption fees, if any), and the Institutional Fund bears the fees and expenses of the underlying funds in which the Institutional Fund invests, the Fund and its corresponding Institutional Fund will incur additional expenses when investing in underlying funds. In addition, total Fund expenses will increase if an Institutional Fund increases its fees or incurs additional expenses, or when an Institutional Fund makes a new or further investment in underlying funds with higher fees or expenses than the average fees and expenses of the underlying funds then in the Institutional Fund’s portfolio.

Because some underlying GMO Funds (e.g., some of the GMO Bond Funds) invest a substantial portion of their assets in other underlying GMO Funds (pursuant to an exemptive order obtained from the SEC), the GMO Asset Allocation Funds have more tiers of investments than funds in many other mutual fund groups and therefore are subject to greater fund of funds risk. In addition, to the extent a Fund and its corresponding Institutional Fund invest in shares of underlying GMO Funds, they are indirectly subject to Large Shareholder Risk when an underlying GMO Fund has large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one underlying fund may be purchasing securities of an issuer whose securities are being sold by another underlying fund, resulting in a Fund that holds each underlying fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in ETFs involve the risk that an ETF’s performance will not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.” ETFs are investment companies that typically hold a portfolio of securities designed to track the price, performance, and dividend yield of a particular securities market index (or sector of an index). As investment companies, ETFs incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, and a Fund that invests in ETFs bears a proportionate share of such fees and expenses. As a result, an investment by a Fund in an ETF could result in higher expenses and lower returns than if the Fund were to invest directly in the securities underlying the ETF.

A Fund’s investments in its Institutional Fund and the Institutional Fund’s investments in underlying funds, if any, could affect the amount, timing and character of the Fund’s distributions.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts (or “futures”) is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund relies on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its positions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund typically will have to sell other

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investments at disadvantageous times. A Fund also runs the risk of being unable to reenter or be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, should the futures commission merchant become insolvent, a Fund may be unable to recover all (or any) of the margin it has deposited or realize the value of any increase in the price of its positions.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short positions that any person and certain of its affiliated entities may hold or control in a particular futures contract. In addition, an exchange may impose trading limits on the number of contracts a person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives and those limits may adversely affect the market liquidity of those futures and derivatives. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates could prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of a foreign exchange or the laws of the country where the exchange is located. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt or equity securities, or securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also tends to be greater in times of financial stress. For example, inflation-protected securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are often more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities or other investments that are less liquid than those in its benchmark. The more illiquid investments a Fund has, the greater the likelihood of its paying redemption proceeds in-kind.

The SEC has adopted Rule 22e-4 under the 1940 Act, which requires each Fund to adopt a liquidity risk management program to assess and manage its illiquidity risk. Under its program, each Fund will be required to classify its investments into specific liquidity categories and monitor compliance with limits on illiquid investments. The term “illiquid investments” for purposes of the program means investments that GMO reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments. The Funds do not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage illiquidity risk, there is no guarantee it will be effective in reducing the illiquidity risk inherent in a Fund’s investments.

Historically, credit markets have experienced periods characterized by a significant lack of liquidity and they may experience similar periods in the future. If a Fund is required to sell illiquid investments to satisfy collateral posting requirements or to meet redemptions, those sales could, put significant downward price pressure on the market price of the securities being sold.

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A Fund’s, and particularly GMO Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund would temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds, adversely affecting the Fund’s performance to the extent that the Fund is required to sell investments when it would not have otherwise done so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that ultimately is not received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. In addition, redemptions and purchases of shares by a large shareholder or group of shareholders could limit the use of any capital losses (including capital loss carryforwards) to offset realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests) reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, a Fund’s portfolio will be leveraged and can incur losses if the value of the Fund’s assets declines between the time a redemption request is received or deemed to be received by a Fund (which in some cases is the business day prior to actual receipt by the Fund of the redemption request) and the time at which the Fund liquidates assets to meet redemption requests. Such a decline in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices (such as GMO SGM Major Markets Fund and GMO Emerging Domestic Opportunities Fund) for which the time period between the determination of net asset value and corresponding liquidation of assets could be longer due to time zone differences. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

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Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO uses quantitative models as part of its investment process and in making investment decisions for those Funds. Those Funds run the risk that GMO’s models will not accurately predict future market movements or characteristics. In addition, those models are based on assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong.

The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other operational services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and disrupting operations. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, and additional compliance costs. The Funds’ service providers regularly experience cyber-attacks and expect they will continue to do so. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, those plans and systems have inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could have material adverse consequences for those issuers, and result in a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the

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Funds from, among other things, buying or selling securities or accurately pricing their investments. The Funds cannot directly control cyber security plans and systems of their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby reducing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs (e.g., the marked decline in oil prices in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by an issuer of securities held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in the recent past) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States have resulted, and may in the future result, in shutdowns of government services, which could adversely affect the U.S. economy, reduce the value of many Fund investments, and impair the operation of the U.S. or other securities markets. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Funds invest by, among other things, increasing those companies’ operating costs and capital expenditures. Uncertainty over the sovereign debt of several European Union countries, as well as uncertainty over the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely would be significantly disrupted. On January 31, 2020, the United Kingdom formally withdrew from the European Union (commonly known as “Brexit”), and an 11-month transition period commenced during which most European Union law will continue to apply in the United Kingdom while it negotiates its future relationship with the European Union. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the United Kingdom. The consequences of the United Kingdom’s or another country’s exit from the European Union also could threaten the stability of the Euro countries and could negatively affect the financial markets of other countries in the European region and beyond, which may include companies or assets held or considered for prospective investment by GMO.

War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, the U.S. has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. These types of sanctions have recently been applied against the Venezuelan and Russian governments, as well as against certain Russian and Venezuelan officials and institutions. These sanctions, any additional sanctions or intergovernmental actions, or even the threat of further sanctions, may result in a decline of the value and liquidity of Russian and Venezuelan securities, a weakening of the Russian and Venezuelan currencies or other adverse consequences to their respective economies. Sanctions impair the ability of the Funds to buy, sell, receive or deliver those securities and/or assets that are within the scope of the sanctions. In addition, natural and

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environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the market price of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways and may continue to do so in the future. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk – Fixed Income” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks become particularly acute during periods of adverse market conditions, such as those that occurred in 2008.

As described under “Market Risk — Fixed Income,” the market price of asset-backed securities, like that of other fixed income investments with complex structures, can decline for a variety of reasons, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the performance of other service providers with access to the payment stream. A problem in any of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive when the Fund purchased the asset-backed security. Principal repayments of asset-backed securities are at risk if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities have. Asset-backed securities backed by sub-prime mortgage loans, in particular, expose a Fund to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less

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February 29, 2020

creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. Asset-backed securities also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

When worldwide economic and liquidity conditions deteriorated in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many asset-backed (as well as others) fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed (and other) fixed income securities and they may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security depends in part on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. The mishandling of documentation for underlying assets also can affect the rights of holders of those underlying assets. The insolvency of a servicer is likely to result in a decline in the market price of the securities it is servicing, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, the obligations underlying asset-backed securities may be repaid more slowly than anticipated, and the market price of those securities may decrease.

The existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since 2008 because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a servicer for many asset-backed securities. As a result, a disruption in that institution’s business would likely have a material impact on the many asset-backed securities it services. The risks associated with asset-backed securities are particularly pronounced for GMO Opportunistic Income Fund, which has invested a substantial portion of its assets in asset-backed securities, and for the Funds that have invested a substantial portion of their assets in GMO Opportunistic Income Fund.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as a failure to keep up with technological advances or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market prices of equities are volatile and can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of GMO Risk Premium Fund’s emphasis on writing put options on stock indices, GMO expects the Fund’s net asset value to decline when those indices decline in value. Also, GMO Risk Premium Fund’s investment strategy of

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writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when the markets associated with those indices rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity due to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, fixed income investments also may be repaid more slowly than anticipated, causing a decrease in their market price. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “high yield” or “junk bonds”) may be particularly volatile.

Often, below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments would likely be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or variable-rate investments generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

When interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as GMO U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have

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unusually high shareholder redemptions, requiring it to generate cash by selling portfolio investments when it would otherwise not do so, including at unfavorable prices. Moreover, fixed income investments will be difficult to value during such periods. During the last ten years, central banks and governmental financial regulators, including the U.S. Federal Reserve, kept interest rates historically low. However, more recently, the U.S. Federal Reserve has increased interest rates. A substantial increase in interest rates could have an adverse effect on prices for fixed income investments and on the performance of the Funds, particularly the Fixed Income Funds. Other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) also could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds engage in transactions in which the Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction; if the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss. A Fund’s merger arbitrage transactions could result in tax inefficiencies, including larger distributions of net investment income and net realized capital gains than otherwise would be the case.

• NON-DIVERSIFIED FUNDS. Some of the Funds invest substantially all of their assets in Institutional Funds that are not “diversified” investment companies within the meaning of the 1940 Act. This means the Institutional Funds are allowed to invest in the securities of a relatively small number of issuers. As a result, they are likely to be subject to greater credit, market and other risks than if their investments were more diversified, and poor performance by a single investment is likely to have a greater impact on their performance.

The following Institutional Funds are not diversified investment companies within the meaning of the 1940 Act:

• GMO Climate Change Fund • GMO Core Plus Bond Fund • GMO Emerging Country Debt Fund • GMO Emerging Domestic Opportunities Fund • GMO Emerging Markets Fund	• GMO Opportunistic Income Fund • GMO Quality Fund • GMO Resources Fund • GMO SGM Major Markets Fund

In addition, each GMO Asset Allocation Fund and each GMO Bond Fund (other than GMO U.S. Treasury Fund) invests, and GMO Alpha Only Fund may invest, a portion of its assets in shares of one or more other GMO Funds that are not diversified. Except as otherwise noted in the Fund summaries of the Institutional Funds’ Prospectus under “Principal investment strategies,” each of the GMO Asset Allocation Funds may invest without limitation in GMO Funds that are not diversified.

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets list securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets (particularly in emerging markets) often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments: (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. In addition, a Fund’s pursuit of a tax refund may subject it to administrative and judicial proceedings in the country where it is seeking the refund.

A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. In some cases, the amount of a refund could be material to a Fund’s net asset value. Accordingly, a refund is not typically reflected in the Fund’s net asset value until it is received or until GMO is confident that it will be received. Generally, absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Series Trust Statement of Additional Information for additional information. For information on possible special Australian and Singapore tax consequences of an investment in a Fund, see the Funds’ Prospectus and Statement of Additional Information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in every country, including the U.S., or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in securities traded in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude a Fund from obtaining a similar license. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); increased risk of nationalization, expropriation, or other confiscation of issuer assets; greater governmental involvement in the economy or in the affairs of specific

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; less rigorous auditing and financial reporting standards and resulting unavailability of reliable information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities and often are more volatile than the economies of developed countries.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers and depend on fewer key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for the securities of these companies.

Temporary Defensive Positions

Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political, or other conditions. The Funds normally do not take temporary defensive positions.

The following paragraphs provide additional information about whether, and to what extent, the Institutional Funds and certain other GMO Funds take temporary defensive positions.

The GMO Bond Funds (other than GMO High Yield Fund, GMO Emerging Country Debt Fund, and GMO U.S. Treasury Fund) may take temporary defensive positions if deemed prudent by GMO. Many of the GMO Bond Funds have previously taken temporary defensive positions.

To the extent a Fund or its Institutional Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt instruments on a temporary basis, the Fund or its Institutional Fund may not achieve its investment objective.

4.	Derivative financial instruments

At February 29, 2020, the Funds held no derivative financial instruments directly. For a listing of derivative financial instruments held by the Institutional Funds or underlying funds, if any, as well as the uses of derivative financial instruments by the Institutional Funds or underlying funds, if any, please refer to the Institutional Funds’ or underlying funds’ most recent financial statements.

5.	Fees and other transactions with affiliates

Expenses

Shareholders of the Funds do not pay any transaction-based expenses directly to the Fund, as shares of the Fund are sold without an initial sales charge or a contingent deferred sales charge upon redemption. Certain Institutional Funds and underlying funds charge purchase premiums and/or redemption fees. These amounts are retained by the relevant Institutional Fund or underlying fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Institutional Fund or underlying fund as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. An Institutional Fund or underlying fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time. To the extent that a Fund invests in an Institutional Fund that charges purchase premiums and/or redemption fees, the Fund will pay those costs when it buys and sells shares of the Institutional Fund.

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

The costs of managing and operating a Fund are spread among each class of shares of a Fund. These “fund-level” costs cover such things as a Fund’s allocable share of the expenses of its corresponding Institutional Fund and certain other Fund fees and expenses (e.g., state registration fees). Administration fees, which are specific to each class of shares of a Fund and may differ among a Fund’s share classes, are paid separately by each class of shares of a Fund, as applicable.

Management Fees

The Funds do not charge a management fee directly, but each Fund indirectly bears the management fees of its corresponding Institutional Fund and/or underlying funds in which the Institutional Fund invests.

Administration Fees

Each Fund pays GMO an administration fee at a maximum annual rate of 0.20% of that Fund’s average daily net asset value; provided that if a Fund invests substantially all of its assets in Class III shares of an Institutional Fund, such fee in respect of Class R4, Class R5 and Class R6 shares shall be reduced to an annual rate of 0.05%; and provided further that if a Fund invests substantially all of its assets in a class of shares of an Institutional Fund other than Class III shares, such fee rate in respect of Class R4, Class R5 and Class R6 shares shall be reduced by the shareholder service fee rate charged by that class of shares of the Institutional Fund. In addition, GMO has contractually agreed to reduce the administration fee paid by that Fund in respect of its Class PS shares to the annual rate of 0.10%. The fee reduction in respect to Class PS shares will continue through at least June 30, 2020, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees. The administrative services provided by GMO in return for the administration fee may include, without limitation, the following: (i) with respect to Class PS shares, arranging and paying for the provision of sub-transfer agency, recordkeeping, and related administrative services to retirement plan participants and other investors who hold Class PS shares through an omnibus account; and (ii) with respect to all classes of shares, processing aggregated purchase and redemption orders for shareholders of record; coordinating operation of the National Security Clearing Corporation’s Fund/SERV system with intermediary platforms; providing information about and processing dividend payments; assisting with the production and distribution of shareholder communications to shareholders of record such as proxies, shareholder reports, and dividend and tax notices; preparing tax returns and related documentation; assisting with the production of registration statements; paying the Trust’s registration fees pursuant to Section 24(f)(2) of the 1940 Act; providing assistance with respect to the audits of the Funds; establishing and maintaining certain information about the shares on an internet site; maintaining certain of the Trust’s records; preparing and submitting reports to various regulatory agencies; preparing and submitting reports and meeting materials to the Trustees of the Trust and to existing shareholders; supervising, negotiating, and administering contractual arrangements with (to the extent appropriate) and monitoring the performance of, third-party accounting agents, custodians, depositories, transfer agents (but not sub-transfer agents, recordkeepers and related administrative service providers described in (i) above), pricing agents, independent accountants and auditors, attorneys, printers, insurers, and other persons in any capacity deemed to be necessary or desirable to Trust or Fund operations; providing direct client service, maintenance, and reporting to platform sponsors, retirement plans, and other shareholders of record, such services to include, without limitation, professional and informative reporting, recordholder account information, access to analysis and explanation of Fund reports, and assistance in the correction and maintenance of recordholder account information, and otherwise maintaining the relationships with the recordholders; furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value, shareholder services, and fund accounting services for the Fund being supplied by other service providers as the Fund may engage from time to time); and providing individuals affiliated with GMO to serve as officers of the Trust and paying all salaries, fees, and expenses of such officers and Trustees of the Trust who are affiliated with GMO. GMO may retain third parties to provide some or all of the administrative services and has retained State Street Bank to assist it in providing administrative support services. With respect to the services provided to Class PS shares described in (i) above, third party intermediaries are selected by the adviser to, or sponsor of, retirement plan or other omnibus account investors, and GMO’s responsibilities are limited to negotiating the contract and facilitating payment of the agreed upon fee.

As noted, the services provided by GMO to Class PS shares include sub-transfer agency, recordkeeping and related administrative services. These services are not primarily intended to result in the sale of Fund shares, but are intended to provide ongoing services to shareholders investing through third-party platforms. The payments to GMO by Class PS

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

shares are, however, made pursuant to a service plan (the “Service Plan”) that has been adopted pursuant to the provisions of Rule 12b-l under the 1940 Act so as to ensure compliance with relevant regulations in the event payment for those services is nonetheless deemed to constitute the direct or indirect financing of distribution by a Fund of its Class PS shares.

Sub-Transfer Agent/Recordkeeping Payments

Sub-transfer agent/recordkeeping payments are made by Class R4 and Class R5 shares of the Funds to unaffiliated third parties (e.g., financial intermediaries) for providing sub-transfer agency, recordkeeping, and other administrative services to retirement plan participants and other investors who hold shares of the Funds through an omnibus account. The amount paid for sub-transfer agent/recordkeeping services will vary depending on the share class selected for investment by the retirement plan sponsor or other financial intermediary. Class R4 shares pay for sub-transfer agent/recordkeeping services at a maximum annual rate of 0.25% of Class R4’s average daily net assets. Class R4 is offered but has no shareholders as of February 29, 2020. Class R5 shares pay for sub-transfer agent/recordkeeping services at a maximum annual rate of 0.10% of Class R5’s average daily net assets. Class R5 is offered but has no shareholders as of February 29, 2020. Class R6 shares do not make payments to third parties for sub-transfer agent/recordkeeping services. Sub-transfer agent/recordkeeping payments by Class R4 and Class R5 shares are made pursuant to a distribution and service plan under Rule 12b-1.

Because fees paid under the 12b-1 Plan are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

The services provided by GMO to Class PS shares include sub-transfer agency, recordkeeping and related administrative services. These services are not primarily intended to result in the sale of Fund shares, but are intended to provide ongoing services to shareholders investing through third-party platforms. The payments to GMO are, however, made pursuant to the Service Plan, which has been adopted pursuant to the provisions of Rule 12b-l under the 1940 Act so as to ensure compliance with relevant regulations in the event payment for those services is nonetheless deemed to constitute the direct or indirect financing of distribution by a Fund of its Class PS shares.

Because fees paid under the Service Plan are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of a shareholder’s investment and may cost shareholders more than other types of sales charges.

Expense Reimbursement

GMO has contractually agreed to reimburse each Fund for state registration fees to the extent that they are borne by the Fund. The Funds’ contractual expense limitations will continue through at least June 30, 2020 and may not be terminated prior to this date without the action or consent of the Funds’ Board of Trustees.

Indirect expenses

The Funds incur fees and expenses indirectly as a shareholder in the Institutional Funds and through their indirect exposure to the underlying funds, if any. For the year ended February 29, 2020, these indirect fees and expenses expressed as a percentage of the Fund’s average daily net assets were as follows:

Fund Name	Total Indirect Expenses
Benchmark-Free Allocation Series Fund	0.850%	†
Climate Change Series Fund	0.766%
Emerging Domestic Opportunities Series Fund	0.953%
Emerging Markets Series Fund	0.866%
Global Asset Allocation Series Fund	0.559%	†
Global Equity Allocation Series Fund	0.569%
International Developed Equity Allocation Series Fund	0.609%
International Equity Allocation Series Fund	0.642%

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

Fund Name	Total Indirect Expenses
Quality Series Fund	0.480%
Resources Series Fund	0.721%
SGM Major Markets Series Fund	0.993%

†	Includes indirect dividend expense on short sales and borrowing costs for investments sold short.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, if applicable, for the year ended February 29, 2020 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Benchmark-Free Allocation Series Fund	—	110,738,123	—	158,238,347
Climate Change Series Fund	—	6,543,277	—	389,546
Emerging Domestic Opportunities Series Fund	—	1,960,873	—	310,879
Emerging Markets Series Fund	—	10,833,167	—	106,649
Global Asset Allocation Series Fund	—	7,030,995	—	33,303,176
Global Equity Allocation Series Fund	—	737,997	—	427,525
International Developed Equity Allocation Series Fund	—	2,458,660	—	4,551,267
International Equity Allocation Series Fund	—	2,661,618	—	219,242,607
Quality Series Fund	—	50,277,225	—	5,930,322
Resources Series Fund	—	53,656,059	—	3,559,162
SGM Major Markets Series Fund	—	7,034,701	—	10,422,490

Included in the table above are cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, if any, in accordance with U.S. GAAP for the year ended February 29, 2020. In-kind purchases and sales of securities, including short-term investments, if any, and net realized gains/(losses) attributed to redemption in-kind transactions, if any, are noted in the table below:

Fund Name	In-Kind Purchases ($)	In-Kind Sales ($)		Net realized gains/(losses) attributed to redemption in-kind transactions ($)
Global Asset Allocation Series Fund	—	19,494,870	*	2,322,127
International Equity Allocation Series Fund	—	215,917,407	*	(21,319,327)

*	The redemption in-kinds were redeemed by affiliates.

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 29, 2020

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Series Trust officers
Benchmark-Free Allocation Series Fund	4	60.83%	0.53%
Climate Change Series Fund	1	86.09%	—
Emerging Domestic Opportunities Series Fund	1	100.00%	—
Emerging Markets Series Fund	2	95.25%	—
Global Asset Allocation Series Fund	2	96.08%	—
Global Equity Allocation Series Fund	1	100.00%	—
International Developed Equity Allocation Series Fund	1	100.00%	—
International Equity Allocation Series Fund	1	99.71%	—
Quality Series Fund	3	92.69%	—
Resources Series Fund	2	86.57%	—
SGM Major Markets Series Fund	1	90.86%	—

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 29, 2020		Year Ended February 28, 2019

	Shares	Amount	Shares	Amount
Benchmark-Free Allocation Series Fund
Class PS:
Shares sold	12,192,815	$125,160,429	37,160,707	$381,741,001
Shares issued to shareholders in reinvestment of distributions	771,381	8,044,917	785,326	7,565,858
Shares repurchased	(15,675,580)	(159,755,549)	(7,778,303)	(78,043,547)

Net increase (decrease)	(2,711,384)	$(26,550,203)	30,167,730	$311,263,312

Class R6:
Shares sold	6,899,428	$71,017,750	11,982,747	$122,806,722
Shares issued to shareholders in reinvestment of distributions	1,119,630	11,687,890	1,186,787	11,458,821
Shares repurchased	(10,289,049)	(106,166,846)	(8,521,836)	(87,216,338)

Net increase (decrease)	(2,269,991)	$(23,461,206)	4,647,698	$47,049,205

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

	Year Ended February 29, 2020				Year Ended February 28, 2019

	Shares		Amount		Shares	Amount
Climate Change Series Fund
Class PS:(a)
Shares sold	598,141		$6,219,219		555,289	$5,498,238
Shares issued to shareholders in reinvestment of distributions	25,468		286,304		4,780	43,927
Shares repurchased	(48,750)		(519,531)		(397)	(3,631)

Net increase (decrease)	574,859		$5,985,992		559,672	$5,538,534

Emerging Domestic Opportunities Series Fund
Class PS:(b)
Shares sold	168,124		$1,721,394		357,990	$3,579,798
Shares issued to shareholders in reinvestment of distributions	22,203		233,391		—	—
Shares repurchased	(28,296)		(290,393)		—	—

Net increase (decrease)	162,031		$1,664,392		357,990	$3,579,798

Emerging Markets Series Fund
Class PS:(c)
Shares sold	1,091,524		$10,549,469		73,228	$701,140
Shares issued to shareholders in reinvestment of distributions	47,604		485,610		—	—
Shares repurchased	(16,274)		(160,752)		—	—

Net increase (decrease)	1,122,854		$10,874,327		73,228	$701,140

Class R6:
Shares sold	129,449		$1,264,477		169,222	$1,661,240
Shares issued to shareholders in reinvestment of distributions	66,600		679,787		50,314	444,744
Shares repurchased	(192,702)		(1,902,081)		(255,746)	(2,485,189)

Net increase (decrease)	3,347		$42,183		(36,210)	$(379,205)

Global Asset Allocation Series Fund
Class PS:
Shares sold	127,233		$1,222,634		1,929,612	$18,148,636
Shares issued to shareholders in reinvestment of distributions	75,390		737,345		64,951	564,159
Shares repurchased	(200,858	)(e)	(1,911,681	)(e)	(52,506)	(493,635)

Net increase (decrease)	1,765		$48,298		1,942,057	$18,219,160

Class R6:(d)
Shares sold	1,085,141		$10,338,644		1,573,119	$14,621,502
Shares issued to shareholders in reinvestment of distributions	634,138		6,199,846		652,783	5,682,166
Shares repurchased	(4,467,466)		(42,916,679)		(2,018,138)	(18,923,153)

Net increase (decrease)	(2,748,187)		$(26,378,189)		207,764	$1,380,515

Global Equity Allocation Series Fund
Class R6:
Shares sold	74,794		$810,783		50,398	$539,201
Shares issued to shareholders in reinvestment of distributions	17,797		202,918		15,471	146,941
Shares repurchased	(60,308)		(658,215)		(87,845)	(940,071)

Net increase (decrease)	32,283		$355,486		(21,976)	$(253,929)

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

	Year Ended February 29, 2020				Year Ended February 28, 2019

	Shares		Amount		Shares	Amount
International Developed Equity Allocation Series Fund
Class R6:
Shares sold	332,797		$3,154,688		254,672	$2,521,596
Shares issued to shareholders in reinvestment of distributions	42,283		432,969		55,288	492,164
Shares repurchased	(559,853)		(5,661,011)		(160,295)	(1,629,892)

Net increase (decrease)	(184,773)		$(2,073,354)		149,665	$1,383,868

International Equity Allocation Series Fund
Class R6:
Shares sold	355,861		$3,365,515		1,809,161	$16,585,057
Shares issued to shareholders in reinvestment of distributions	138,118		1,314,804		942,714	8,047,488
Shares repurchased	(25,258,535	)(f)	(223,666,140	)(f)	(6,889,840)	(64,607,518)

Net increase (decrease)	(24,764,556)		$(218,985,821)		(4,137,965)	$(39,974,973)

Quality Series Fund
Class PS:
Shares sold	2,010,624		$22,169,157		2,468,208	$25,021,916
Shares issued to shareholders in reinvestment of distributions	246,032		2,676,709		42,087	397,475
Shares repurchased	(396,552)		(4,248,408)		(149,117)	(1,473,905)

Net increase (decrease)	1,860,104		$20,597,458		2,361,178	$23,945,486

Class R6:(g)
Shares sold	2,440,911		$26,615,932		4,168,370	$42,813,936
Shares issued to shareholders in reinvestment of distributions	381,356		4,150,458		87,800	830,624
Shares repurchased	(628,005)		(6,857,286)		(787,147)	(7,790,825)

Net increase (decrease)	2,194,262		$23,909,104		3,469,023	$35,853,735

Resources Series Fund
Class PS
Shares sold	6,779,784		$62,467,826		12,195,969	$113,552,466
Shares issued to shareholders in reinvestment of distributions	125,367		1,217,667		83,010	704,185
Shares repurchased	(1,468,409)		(13,461,440)		(1,206,878)	(10,892,764)

Net increase (decrease)	5,436,742		$50,224,053		11,072,101	$103,363,887

Class R6:(h)
Shares sold	3,832		$35,784		30,031	$252,292
Shares issued to shareholders in reinvestment of distributions	963		9,348		—	—
Shares repurchased	(599)		(5,447)		(79)	(740)

Net increase (decrease)	4,196		$39,685		29,952	$251,552

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

	Year Ended February 29, 2020		Year Ended February 28, 2019

	Shares	Amount	Shares	Amount
SGM Major Markets Series Fund
Class PS:(i)
Shares sold	690,404	$7,155,480	391,569	$3,959,748
Shares issued to shareholders in reinvestment of distributions	7,703	78,231	—	—
Shares repurchased	(1,060,848)	(10,665,274)	(10,218)	(104,841)

Net increase (decrease)	(362,741)	$(3,431,563)	381,351	$3,854,907

(a)	The period under the heading “Year Ended February 28, 2019” represents the period from November 16, 2018 (commencement of operations) through February 28, 2019.
(b)	The period under the heading “Year Ended February 28, 2019” represents the period from February 1, 2019 (commencement of operations) through February 28, 2019.
(c)	The period under the heading “Year Ended February 28, 2019” represents the period from February 8, 2019 (commencement of operations) through February 28, 2019.
(d)	The period under the heading “Year Ended February 28, 2019” represents the period from May 22, 2018 (commencement of operations) through February 28, 2019.
(e)	2,010,906 shares and $19,494,870 were redeemed in-kind.
(f)	24,415,683 shares and $215,917,407 were redeemed in-kind.
(g)	The period under the heading “Year Ended February 28, 2019” represents the period from May 23, 2018 (commencement of operations) through February 28, 2019.
(h)	The period under the heading “Year Ended February 28, 2019” represents the period from December 31, 2018 (commencement of operations) through February 28, 2019.
(i)	The period under the heading “Year Ended February 28, 2019” represents the period from January 7, 2019 (commencement of operations) through February 28, 2019.

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of the Institutional Funds during the year ended February 29, 2020 is set forth below:

Fund Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Benchmark-Free Allocation Series Fund
GMO Benchmark-Free Allocation Fund, Class III	$671,309,349	$110,738,124	$158,238,347	$21,037,703	$173,189	$1,154,276	$(21,365,701)	$603,597,701

Climate Change Series Fund
GMO Climate Change Fund, Class III	$5,746,753	$6,543,277	$389,546	$225,397	$258,958	$24,754	$89,066	$12,014,304

Emerging Domestic Opportunities Series Fund
GMO Emerging Domestic Opportunities Fund, Class III	$3,526,667	$1,960,873	$310,879	$239,478	$—	$8,540	$(164,129)	$5,021,072

Emerging Markets Series Fund
GMO Emerging Markets Fund, Class III	$15,157,466	$10,833,167	$106,649	$1,183,048	$—	$(6,893)	$(1,287,377)	$24,589,714

GMO Series Trust

Notes to Financial Statements — (Continued)

February 29, 2020

Fund Affiliate	Value, beginning of period	Purchases	Sales Proceeds		Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Global Asset Allocation Series Fund
GMO Global Asset Allocation Fund, Class III	$188,298,968	$7,030,995	$33,303,176	*	$7,030,995	$—	$940,373	$52,054	$163,019,214

Global Equity Allocation Series Fund
GMO Global Equity Allocation Fund, Class III	$5,342,417	$737,997	$427,525		$206,038	$—	$45,804	$(124,200)	$5,574,493

International Developed Equity Allocation Series Fund
GMO International Developed Equity Allocation Fund, Class III	$12,204,583	$2,458,660	$4,551,267		$435,393	$—	$123,940	$22,343	$10,258,259

International Equity Allocation Series Fund
GMO International Equity Allocation Fund, Class III	$235,428,006	$2,661,618	$219,242,607	**	$1,257,065	$—	$(21,306,285)	$12,868,478	$10,409,210

Quality Series Fund
GMO Quality Fund, Class III	$61,735,268	$50,277,225	$5,930,322		$1,370,600	$6,332,288	$(364,004)	$(896,027)	$104,822,140

Resources Series Fund
GMO Resources Fund, Class III	$113,128,857	$53,656,059	$3,559,162		$4,707,237	$—	$144,381	$(17,112,091)	$146,258,044

SGM Major Markets Series Fund
GMO SGM Major Markets Fund, Class III	$3,868,089	$7,034,701	$10,422,490		$82,720	$—	$(236,475)	$(64,921)	$178,904

*	$19,494,870 was redeemed in-kind.
**	$215,917,407 was redeemed in-kind.

As of February 29, 2020, the premium on cash purchases and fee on cash redemptions for the Institutional Funds were as follows:

	Benchmark- Free Allocation Fund	Climate Change Fund	Emerging Domestic Opportunities Fund(a)	Emerging Markets Fund(b)	Global Asset Allocation Fund	Global Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	Quality Fund	Resources Fund	SGM Major Markets Fund
Purchase Premium	—	—	—	—	—	—	—	—	—	0.30%	—
Redemption Fee	—	—	—	—	—	—	—	—	—	0.30%	—

(a)	Prior to November 22, 2019, the premium on cash purchases and the fee on cash redemptions were each 0.40% of the amount invested or redeemed.
(b)

From December 1, 2018 to November 22, 2019, the premium on cash purchases and the fee on cash redemptions were each 0.40% of the amount invested or redeemed. Prior to December 1, 2018, the premium on cash purchases and the fee on cash redemptions were each 0.80% of the amount invested or redeemed.

11.	Subsequent events

Effective March 9, 2020, GMO Resources Fund no longer charges a purchase premium or redemption fee.

Subsequent to February 29, 2020, GMO SGM Major Markets Series Fund received redemption requests in the amount of $84,547.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of GMO Series Trust and Shareholders of

GMO Benchmark-Free Allocation Series Fund, GMO Climate Change Series Fund, GMO Emerging Domestic Opportunities Series Fund, GMO Emerging Markets Series Fund, GMO Global Asset Allocation Series Fund, GMO Global Equity Allocation Series Fund, GMO International Developed Equity Allocation Series Fund, GMO International Equity Allocation Series Fund, GMO Quality Series Fund, GMO Resources Series Fund, and GMO SGM Major Markets Series Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GMO Benchmark-Free Allocation Series Fund, GMO Climate Change Series Fund, GMO Emerging Domestic Opportunities Series Fund, GMO Emerging Markets Series Fund, GMO Global Asset Allocation Series Fund, GMO Global Equity Allocation Series Fund, GMO International Developed Equity Allocation Series Fund, GMO International Equity Allocation Series Fund, GMO Quality Series Fund, GMO Resources Series Fund, and GMO SGM Major Markets Series Fund (eleven of the funds constituting GMO Series Trust, hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020 and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

GMO Benchmark-Free Allocation Series Fund, GMO Emerging Markets Series Fund, GMO Global Asset Allocation Series Fund, GMO Global Equity Allocation Series Fund, GMO International Developed Equity Allocation Series Fund, GMO International Equity Allocation Series Fund, GMO Quality Series Fund, GMO Resources Series Fund	Statements of changes in net assets for each of the two years in the period ended February 29, 2020
GMO Climate Change Series Fund	Statement of changes in net assets for the year ended February 29, 2020 and for the period November 16, 2018 (commencement of operations) through February 28, 2019
GMO Emerging Domestic Opportunities Series Fund	Statement of changes in net assets for the year ended February 29, 2020 and for the period February 1, 2019 (commencement of operations) through February 28, 2019
GMO SGM Major Markets Series Fund	Statement of changes in net assets for the year ended February 29, 2020 and for the period January 7, 2019 (commencement of operations) through February 28, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, MA

April 24, 2020

We have served as the auditor of one or more investment companies in the GMO mutual funds complex since 1985.

GMO Series Trust

Fund Expenses

February 29, 2020 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2020.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including indirect management fees, indirect shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2019 through February 29, 2020.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period*	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period*	Annualized Expense Ratio*

Benchmark-Free Allocation Series Fund
Class PS	$1,000.00	$1,011.50	$4.75	$1,000.00	$1,020.14	$4.77	0.95%
Class R6	$1,000.00	$1,010.90	$4.50	$1,000.00	$1,020.39	$4.52	0.90%

Climate Change Series Fund
Class PS	$1,000.00	$1,102.00	$4.55	$1,000.00	$1,020.54	$4.37	0.87%

Emerging Domestic Opportunities Series Fund
Class PS	$1,000.00	$1,022.50	$5.33	$1,000.00	$1,019.59	$5.32	1.06%

Emerging Markets Series Fund
Class PS	$1,000.00	$1,030.30	$4.85	$1,000.00	$1,020.09	$4.82	0.96%
Class R6	$1,000.00	$1,030.40	$4.59	$1,000.00	$1,020.34	$4.57	0.91%

Global Asset Allocation Series Fund
Class PS	$1,000.00	$1,022.90	$3.42	$1,000.00	$1,021.48	$3.42	0.68%
Class R6	$1,000.00	$1,023.20	$3.17	$1,000.00	$1,021.73	$3.17	0.63%

Global Equity Allocation Series Fund
Class R6	$1,000.00	$1,030.60	$3.13	$1,000.00	$1,021.78	$3.12	0.62%

GMO Series Trust

Fund Expenses — (Continued)

February 29, 2020 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period*	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period*	Annualized Expense Ratio*

International Developed Equity Allocation Series Fund
Class R6	$1,000.00	$1,054.20	$3.37	$1,000.00	$1,021.58	$3.32	0.66%

International Equity Allocation Series Fund
Class R6	$1,000.00	$1,048.50	$3.26	$1,000.00	$1,021.68	$3.22	0.64%

Quality Series Fund
Class PS	$1,000.00	$1,022.80	$2.92	$1,000.00	$1,021.98	$2.92	0.58%
Class R6	$1,000.00	$1,023.90	$2.67	$1,000.00	$1,022.23	$2.66	0.53%

Resources Series Fund
Class PS	$1,000.00	$1,018.50	$4.12	$1,000.00	$1,020.79	$4.12	0.82%
Class R6	$1,000.00	$1,018.80	$3.86	$1,000.00	$1,021.03	$3.87	0.77%

SGM Major Markets Series Fund
Class PS	$1,000.00	$1,004.80	$5.48	$1,000.00	$1,019.39	$5.52	1.10%

*

Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2020, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

GMO Series Trust

Tax Information for the Tax Year Ended February 29, 2020 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 29, 2020:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	U.S. Government Obligation Income(1,2)	Interest- Related Dividend Income ($)(3)	Short- Term Capital Gain Dividends ($)(3)	Long- Term Capital Gain Distributions ($)	Foreign Taxes Paid ($)(4)	Foreign Source Income ($)(4)
Benchmark-Free Allocation Series Fund	3.79%	60.63%	16.36%	4,521,180	—	—	1,464,034	14,458,621
Climate Change Series Fund	9.07%	76.93%	1.63%	—	2,525	17,254	23,059	215,179
Emerging Domestic Opportunities Series Fund	—	31.46%	1.68%	—	—	—	17,416	146,998
Emerging Markets Series Fund	—	71.33%	—	—	—	—	133,323	1,095,054
Global Asset Allocation Series Fund	7.52%	51.46%	10.34%	1,213,786	—	—	355,823	3,330,719
Global Equity Allocation Series Fund	13.89%	91.06%	—	—	—	—	17,857	169,865
International Developed Equity Allocation Series Fund	—	100.00%	—	—	—	197	44,936	469,015
International Equity Allocation Series Fund	—	93.19%	—	—	—	52,811	136,398	1,296,766
Quality Series Fund	70.24%	95.27%	2.20%	477,576	—	5,511,427	—	—
Resources Series Fund	4.57%	100.00%	—	—	—	—	396,090	4,791,959
SGM Major Markets Series Fund	—	—	100.00%	68,540	—	—	—	—

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)

These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest-related dividend amounts may include short-term capital gain distributions received from Institutional Funds.

(4)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2021, the Funds will notify applicable shareholders of amounts for use in preparing 2020 U.S. federal income tax forms.

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2020. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Series Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each Trustee serves in office for a term of eight years or, if sooner, until the Trustee dies, resigns or is removed, or until the election and qualification of the Trustee’s successor. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years

Maria D. Furman YOB: 1954	Trustee	Since August 2011.	Retired.	15	Trustee of MassMutual Premier Funds, MassMutual Select Funds, MML Series Investment Fund, and MML Series Investment Fund II (93 portfolios); and Board of Managers for Cambridge Associates Fiduciary Trust LLC.

Sandra Whiston YOB: 1947	Trustee	Since November 2011.	Retired (2008 – present); Head of Institutional Management, Putnam Investments (2005 – 2008).	15	None.

Interested Trustee

Jonathan Feigelson[2] YOB: 1962	Trustee; President of the Trust	Trustee and President since September 2019.	General Counsel, Grantham, Mayo, Van Otterloo & Co LLC (May 2019 – present); General Counsel and Head of Human Resources at iCapital Network, Inc. (2017 – 2019); Senior Managing Director General Counsel, head of Regulatory Affairs and Director of Corporate Governance at TIAA-CREF (2006 – 2016)	46	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Feigelson also serves as a Trustee of GMO Trust.
[2]	Mr. Feigelson is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*

Sheppard N. Burnett YOB: 1968	President and Chief Executive Officer	President since October 2013; Chief Executive Officer since October 2013; Chief Financial Officer, May 2011 – October 2013; Treasurer, May 2011 – October 2013.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006 – present).

Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer, and Chief Financial Officer	Treasurer, Chief Accounting Officer, and Chief Financial Officer since September 2018; Assistant Treasurer, October 2013 – September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since November 2011.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since April 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present).

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since October 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since September 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since October 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer, Vice President and Assistant Clerk	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk since November 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present).

Kelly Butler YOB: 1974	Anti-Money Laundering Officer	Since March 2020.	Compliance Manager (March 2016 – present); Compliance Specialist, Grantham, Mayo, Van Otterloo & Co. LLC (November 2007 – March 2016).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

Item 2. Code of Ethics.

As of February 29, 2020, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002 (the “Code of Ethics”). During the year ended February 29, 2020, there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)

AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2020 and 2019 were $121,000 and $121,000, respectively.

(b)

AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2020 and 2019 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $0 and $0, respectively. The aggregate fees billed in 2020 and 2019 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $443,735 and $443,735, respectively.

(c)

TAX FEES: The aggregate fees billed to the registrant in 2020 and 2019 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $87,421 and $70,114, respectively. The aggregate fees billed in 2020 and 2019 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $0 and $0, respectively.

(d)

ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2020 or 2019.

(e)

(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)	(2) None.

(f)	Not applicable.

(g)

NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2020 and 2019 for non-audit services rendered to the registrant and the registrant’s Service Affiliates were $566,156 and $548,849, respectively. For the fiscal period ended February 29, 2020, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $35,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 28, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $35,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*	Includes information regarding all series of GMO Series Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item  12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this registrant.

Item  13. Exhibits.

(a)(1) Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a)(2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a)(3) Not applicable to this registrant.

(b)

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Series Trust

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Chief Executive Officer
Date: April 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Executive Officer
Date: April 30, 2020

By (Signature and Title):	/s/ Betty Maganzini
Betty Maganzini, Principal Financial Officer
Date: April 30, 2020